Valuation Report
Ultrapar Participações S.A., Refinaria de
Petróleo Ipiranga S.A., Distribuidora de
Produtos de Petróleo Ipiranga S.A. and
Companhia Brasileira de Petróleo Ipiranga
CONFIDENTIAL
November 8, 2007
Exhibit 99.3

CONFIDENTIAL
1. Executive Summary 2
2. Information on the Appraiser 11
3. Description of the Companies 16
4. General Grounds of Valuation 25
5. Valuation Summary 27
6. Final Considerations 90
Appendix
I. Comparable Public Company Analysis
II. Comparable Precedent Transaction Analysis
III. Share Price Evolution on the BVSP
IV. Weighted Average Cost of Capital (WACC)
V. Net Debt
VI. Overview of the Industries of the Analyzed Companies
VII. Description of the Valuation Methodology
VIII. Glossary
Index

CONFIDENTIAL 2 1. Executive Summary

CONFIDENTIAL
The following information is important and should be read carefully in its entirety:
1.
This Valuation Report was prepared solely for the Board of Directors of Grupo Ipiranga and its shareholders in connection with the proposed
Transaction and should not be used for any other purpose. This Valuation Report may not be used by any third party and may not be used for any other purpose without the prior written consent of CS. This Valuation Report, including its analysis and conclusions, does not constitute a recommendation to any shareholder or member of the Board of Directors of Grupo Ipiranga or of Ultrapar on how to vote or act on any matter related to the Transaction. The base date used in this Valuation Report is September 30, 2007.
2.
In order to reach the conclusions presented in this Valuation Report, we: (i) reviewed (a) the consolidated financial statements of Grupo
Ipiranga, audited by PriceWaterhouseCoopers for the years ended December 31, 2004, 2005 and 2006 and the interim financial statements of Grupo Ipiranga audited by KPMG Auditores Independentes (“KPMG”) for the nine-month period ended September 30, 2007, and (b) the consolidated financial statements of Ultrapar for the years ended December 31, 2004, 2005 and 2006 audited by Deloitte Touche Tohmatsu and the consolidated interim financial statements of Ultrapar audited by KPMG for the nine-month period ended September 30, 2007; (ii)
reviewed other information provided by each one of the Companies, including financial and operating projections for the next 4 years provided by Grupo Ipiranga and Ultrapar; (iii) held discussions with the management of Grupo Ipiranga and Ultrapar about the business and perspectives of the Companies; and (iv) took into consideration other relevant information, financial studies and analysis, and financial, economic and market research and criteria (items (i) through (iv) collectively, the “Information”).
3.
Within the scope of our review, we do not take any responsibility for any independent investigation of any of the above-mentioned Information and believe that the Information is complete and precise in all of its relevant aspects. In addition, we were not asked to assume and did not assume the independent verification of any such Information, or the independent verification or valuation of any asset or liability (whether contingent or not) of any of the Companies, nor did we receive any valuation of this nature and we did not appraise the solvency or fair value of the Companies for purposes of Brazilian laws related to bankruptcy, insolvency or similar matters.
Introduction
Banco de Investimentos Credit Suisse (Brasil) S.A. (“CS”) was retained by Companhia Brasileira de Petróleo Ipiranga (“CBPI”), Refinaria de
Petróleo Ipiranga S.A. (“RIPI”) and Distribuidora de Produtos de Petróleo Ipiranga S.A. (“DPPI”, and together with CBPI and RIPI, collectively “Ipiranga” or “Grupo Ipiranga”) to prepare a financial Valuation Report (“Valuation Report”) on the value of the shares of Grupo
Ipiranga and Ultrapar Participações S.A. (“Ultrapar,” and together with Ipiranga, collectively the
“Companies”),
which Valuation Report will
be used in connection with the exchange of the Grupo Ipiranga shares for Ultrapar shares (“Transaction”) in accordance with Articles 254-A and
137 of Brazilian Law No. 6,404/64 (“Brazilian Corporation Law”) and CVM Instruction No. 319/99.
This valuation report is a free translation of the original valuation report prepared in the Portuguese language and filed with the Brazilian
Securities Commission
(Comissão
de Valores
Mobiliários).
To the extent that any inconsistencies between this free translation and the original valuation report in Portuguese exist, the original valuation report will be deemed to control in all respects.

CONFIDENTIAL
Introduction (Cont.)
4.
No declaration or guarantee, express or implied, has been given by CS with respect to the truth and completeness of the information contained herein and upon which this Valuation Report was based. Nothing in this Valuation Report shall be interpreted or understood as being a representation regarding the present, past or future.
5.
We do not provide, nor shall we provide, expressly or implicitly, any representation or declaration related to any information (including financial and operating projections of any of the Companies, or assumptions or estimates upon which such projections were based) used in this
Valuation Report. In addition, we do not undertake any obligation to conduct, and we did not conduct, any physical inspection of the properties or installations of the Companies. We are not an accounting firm, and we do not provide accounting or auditing services in connection with this
Valuation Report. We are not a law firm, and we do not provide legal or tax services in connection with this Valuation Report.
6.
The operating and financial projections of Grupo Ipiranga and Ultrapar were based on information obtained from Grupo Ipiranga and Ultrapar and other public information, and we assumed that such projections reflect the best estimates currently available in connection with the future financial performance of the Companies, which were appraised on a stand-alone basis.
7.
The management of the Companies has declared to us that the operating and financial projections of the Companies have been reasonably prepared on bases reflecting the best currently available estimates and judgments of the management in connection with the future financial performance of the Companies. In the event that this premise is not valid, the results presented herein may change substantially.
8.
The Companies have delivered projections related to market demand and growth. We assume that such projections were prepared reasonably on the basis of the best currently available estimates.
9.
This Valuation Report is not and should not be construed as: (i) a fairness opinion on the Transaction; (ii) a recommendation in respect of any aspect of the Transaction; or (iii) a fairness opinion or a determination on the fair and/or accurate value of the shares of the Companies.
10.
In cases where our analysis has been prepared based on the discounted cash flow methodology, we assumed a macro-economic scenario based on projections by the Central Bank of Brazil, which projections may differ substantially from future results. Due to the fact that the analysis and the values are based on forecasts of future results, they do not necessarily indicate actual and future financial results of the
Companies, which may be significantly more or less favorable than those suggested by our analysis. Due to the fact that this analysis is intrinsically subject to uncertainties, based on several events and factors that are outside of our control and the control of the Companies, we are not responsible in any way if the future results of any of the Companies differ substantially from the results presented in this Valuation
Report. There is no guarantee that the future results of the Companies will correspond to the financial projections used as a basis for our analysis, and that the differences between our projections and the financial results of the Companies may not be relevant. Future results of the
Companies may also be affected by economic and market conditions.

CONFIDENTIAL
Introduction (Cont.)
11.
The preparation of a financial analysis is a complex procedure that involves selecting the most appropriate and relevant methodology and applying that methodology. To reach the conclusions presented in this Valuation Report, we conducted a qualitative analysis and reached a final conclusion based on the results of the analysis as a whole and not based on, or related to, any single factor of our analysis. Therefore, we believe that our analysis must be considered as a whole and that the selection of parts of our analysis or specific factors, without considering our analysis and conclusions as a whole, may result in an incomplete and incorrect understanding of the procedures used in our analysis and conclusions.
12.
This Valuation Report indicates solely the value of the Companies and does not appraise any other aspect or implication of the Transaction or any contract, agreement or understanding entered into in connection with Transaction. We do not express any opinion on the value of the shares to be issued pursuant to the terms of the Transaction or the value at which the shares of the Companies shall be or may be negotiated in the securities market at any time. This Valuation Report does not consider the merits of the Transaction as compared to other commercial strategies that may be available to Grupo Ipiranga and Ultrapar, nor does it consider any commercial decisions required to be made by the same in order to carry out the Transaction. The results presented in this Valuation Report refer exclusively to the Transaction and do not apply to any other issue or transaction, present or future, relating to any of the Companies, the economic group to which they belong or the sector in which they operate.
13.
Our Valuation Report is necessarily based on information that was made available to us as of the date hereof and considers existing market, economic and other conditions as of such date. Although future events and other events may affect the conclusions presented in this
Valuation Report, we do not have an obligation to update, review, rectify or revoke all or any part of this Valuation Report due to any subsequent event or for any other reason.
14.
Our analysis does not distinguish between different classes and types of shares of each of the Companies and considers Grupo Ipiranga and Ultrapar as stand-alone companies and, therefore, does not include operating, tax or other benefits or losses, nor does it include any synergies, incremental value and/or costs, if any, that Grupo Ipiranga or Ultrapar may incur upon the closing of the Transaction or of any other transaction. The valuation also does not take into consideration potential operating and financial gains or losses that may be incurred after the Transaction due to the changes in the current business of Grupo Ipiranga and Ultrapar.
15.
Grupo Ipiranga has agreed to reimburse our expenses and to indemnify us and some of our related parties for certain liabilities and expenses. We will receive a fee related to the preparation of this Valuation Report, which is payable to us regardless of whether the
Transaction is completed.

CONFIDENTIAL
Introduction (Cont.)
16.
In the past, we have provided, from time to time, investment banking services and other financial services to Grupo Ipiranga and its affiliates, and to Ultrapar and its affiliates, for which we have been compensated, and we may in the future render such services to Grupo Ipiranga and
Ultrapar and/or its affiliates, for which we expect to be compensated. We are a financial institution that provides a variety of financial and other services related to securities, brokerage and investment banking. During the normal course of our activities, we may purchase, hold or sell, for our own account or on behalf of our clients, shares, debt instruments and other securities and financial instruments (including bank loans and other obligations) of Grupo Ipiranga and Ultrapar and any other company that is involved in the Transaction, as well as provide investment banking and other financial services to such companies and their controlling or controlled companies. In addition, the professionals in our securities research department and other departments may base their analyses and publications on different operating and market premises and on different methodologies of analysis than those used in the preparation of this Valuation Report, such that the research reports and other publications prepared by them may contain different results and conclusions than those presented herein. We adopt certain policies and procedures to maintain the independence of our security analysts, who may hold different opinions than those of our investment banking department. We also adopt certain policies and procedures to maintain independence between the investment banking department and other
CS areas and departments, including, but not limited to, asset management, proprietary trading, debt instruments, securities and other financial instruments.
17.
This Valuation Report is the intellectual property of CS.
18.
Numerical figures shown as totals in this Valuation Report may not be an arithmetic aggregation of the figures that preceded them due to rounding adjustments.
Banco de Investimentos Credit Suisse (Brasil) S.A.

CONFIDENTIAL
Ultrapar TEV
(R$ million)
Ultrapar 6,694.6
(-) Net Debt (a) (1,212.9)
Ultrapar - Equity Value 5,481.8
total number of shares (million) 80.74
-5% +5%
Price per Share (R$ per share) 64.50 67.90 71.29
Note: Valuation as of September, 30 2007.
(a) Includes tag along to be paid
Ultrapar – Valuation Summary
Based on economic value that was calculated by the discounted cash flow methodology (DCF), the price per share of  Ultrapar (Ultrapar) ranges between R$ 64.50 and R$ 71.29
Volume Weighted Share Price
(1)
Economic Value (DCF) Book Value
Source: Data from Ultrapar
(1) From 03/16/2007 to 10/31/2007
Note: The common shares of Ultrapar have limited liquidity. Accordingly, we have excluded the value and volume of Ultrapar’s common shares from this analysis.
Source: Bloomberg
Ultrapar
PN ON
Average Daily Trading Volume (R$ million) 8.08 NA
Volume Weighted Average Price (VWAP) 63.30 NA
Source: Data from Ultrapar and Credit Suisse
Note 1: Company Valuation as of September 30, 2007.
Note 2: Valuation of Ultrapar does not contemplate the premium from the purchase of the control of Ipiranga.
(a) For details on Net Debt, see page 112. Includes the value of R$163.1 million to be disbursed in the tag-along.
Ultrapar 30-Sep-07
Shareholders' Equity (R$ million) 2,008.42
Total number of shares (million) 80.74
Book value per share (R$ per share) 24.88

CONFIDENTIAL
RIPI – Valuation Summary
Based on economic value that was calculated by the discounted cash flow methodology (DCF), the price per share of Refinaria de Petróleo Ipiranga (RIPI) ranges between R$ 50.90 and R$ 56.26
Volume Weighted Share Price
(1)
Economic Value (DCF) Book Value
Source: Data from Ipiranga
(1) From 03/16/2007 to 10/31/2007
Source: Bloomberg
RIPI
PN ON
Average Daily Trading Volume (R$ million) 2.64 1.47
Volume Weighted Average Price (VWAP) 46.80 100.67
Source: Data from Ipiranga and Credit Suisse
(a) For details on the valuations of IQ, CBPI and DPPI, see pages 10, 49 and 57, respectivey.
(b) For details on Net Debt, see page 111.
RIPI 30-Sep-07
Shareholders' Equity (R$ million) 769.50
Total number of shares (million) 29.60
Book value per share (R$ per share) 26.00
RIPI 100% TEV (%) TEV
(R$ million)
IQ S.A. (a) 2,870.3 58.53% 1,680.0
CBPI S.A. (a) 3,858.5 11.42% 440.6
DPPI S.A. (a) 1,470.9 7.65% 112.5
RIPI Opco 4.0 100.00% 4.0
RIPI - Total Enterprise Value 2,237.2
(-) Net Debt(b) (651.2)
RIPI - Equity Value 1,586.1
total number of shares (million) 29.60
-5% +5%
Price per Share (R$ per share) 50.90 53.58 56.26

CONFIDENTIAL
DPPI – Valuation Summary
Based on economic value that was calculated by the discounted cash flow methodology (DCF), the price per share of Distribuidora de Produtos de Petróleo Ipiranga (DPPI) ranges between R$ 42.00 and R$ 46.42
Volume Weighted Share Price
(1)
Economic Value (DCF) Book Value
Source: Data from Ipiranga
(1) From 03/16/2007 to 10/31/2007
Source: Bloomberg
DPPI
PN ON
Average Daily Trading Volume (R$ million) 1.10 0.15
Volume Weighted Average Price (VWAP) 39.61 104.64
Source: Data from Ipiranga and Credit Suisse
(a) For details on the valuation of CBPI, see page 49.
(b) For details on the valuations of DPPI and Isa Sul, see pages 57 and 89, respectively.
(c) For details on Net Debt, see page 111.
DPPI 100% TEV (%) TEV
(R$ million)
CBPI S.A. (a) 3,858.5 21.01% 810.7
DPPI S.A. (b) 660.2 100.00% 660.2
DPPI - Total Enterprise Value 1,470.9
(-) Net Debt (c) (56.1)
DPPI - Equity Value 1,414.8
total number of shares (million) 32.00
-5% +5%
Price per Share (R$ per share) 42.00 44.21 46.42
DPPI 30-Sep-07
Shareholders' Equity (R$ million) 909.97
Total number of shares (million) 32.00
Book value per share (R$ per share) 28.44

CONFIDENTIAL
CBPI – Valuation Summary
Based on economic value that was calculated by the discounted cash flow methodology (DCF), the price per share of Companhia Brasileira de Petróleo Ipiranga (CBPI) ranges between R$ 27.65 and R$ 30.57
Volume Weighted Share Price
(1)
Economic Value (DCF) Book Value
(1) From 03/16/2007 to 10/31/2007
Source: Bloomberg
Source: Data from Ipiranga
CBPI
PN ON
Average Daily Trading Volume (R$ million) 7.39 0.17
Volume Weighted Average Price (VWAP) 25.49 54.87
Source: Data from Ipiranga and Credit Suisse
(a) For details on valuations of Copesul, IPQ and IQ, see pages 72, 80 and
89, respectively.
(b) Includes AM/PM, IASA and EMCA, as detailed on pages 65 and 89 of this Valuation Report.
(c) For details on Net Debt, see page 111.
CBPI 100% TEV (%) TEV
(R$ million)
Copesul (a) 4,755.9 29.46% 1,401.1
IPQ Opco 1,330.0 100.00% 1,330.0
100% IPQ 2,731.1
IPQ S.A. (a) 2,731.1 100.00% 2,731.1
IQ Opco 139.3 100.00% 139.3
100% IQ S.A. 2,870.3
IQ S.A. (a) 2,870.3 41.47% 1,190.3
CBPI Opco (b) 2,668.2 100.00% 2,668.2
CBPI - Total Enterprise Value 3,858.5
(-) Net Debt (c) (774.3)
CBPI - Equity Value 3,084.2
total number of shares (million) 105.95
-5% +5%
Price per Share (R$ per share) 27.65 29.11 30.57
CBPI 30-Sep-07
Shareholders' Equity (R$ million) 1,839.87
Total number of shares (million) 105.95
Book value per share (R$ per share) 17.37

CONFIDENTIAL 11 2. Information on the Appraiser

CONFIDENTIAL
Credit Suisse Credentials
In compliance with CVM Instructions, the following chart sets forth CS’s credentials.
CS has acted as a financial adviser in important merger and acquisition transactions in Brazil:
2003 Advised Telesp Celular in the purchase of Tele Centro Oeste Celular Telesp Celular SA
2003 Advised Mutual Investment Limited in the sale of its shares of Santista Têxtil to Camargo Corrêa  Santista Têxtil SA
2003
Advised Brisa Participações e Empreendimentos Ltda., Camargo Corrêa Transportes S.A. and Andrade Gutierrez
Construções S.A. in the purchase of shares of CCR from Odebrecht
Companhia de Concessões Rodoviárias SA
2003
Advised Solae LLC, a joint venture between Bunge and Dupont, in a combined public offering for the sale of control and for Solae do Brasil Holdings S.A. to become a private company
Solae LLC
2003 Advised Rexam in the acquisition of 88.6% of the total capital of Latasa Rexam PLC
2004 Advised Unibanco in the purchase of Hipercard Unibanco - Uniao de Bancos Brasileiros SA
2004 Advised Eni in the sale of Agip do Brasil to Petrobrás Eni B.V.
2004 Advised Seara in the sale of its control to Cargill Seara Alimentos SA
2004 Advised Bunge Ltda. in the purchase of  90.7% of the free-float of Bunge Brasil, increasing its share interest to 98.5% Bunge Brasil SA
2005 Advised Usiminas in the exchange of shares of Siderar and Sidor for 16% of the total capital of Ternium Ternium SA
2005 Advised Previ and Petros in their put option to sell 25% of the voting capital of Acesita Acesita SA
2006 Advised TIM Partipações in the acquisition of shares of TIM Celular TIM Participações SA
2006 Advised Dufry in the purchase of Brasif e Eurotrade Dufry Management LTD
2006 Advised the Schahin Group in the sale of its share interest in 5 companies to Cemig, MDU Brasil and Brascan Brasil Schahin Engenharia Ltda
2006 Advised ALL in the acquisition of shares of Brasil Ferrovias S.A. and Novoeste Ferrovias S.A. America Latina Logística S.A.
2006 Advised IP in the sale of Impacel to Stora Enso International Paper
2006 Advised CVRD in the hostile acquisition of Inco, a Canadian mining company Companhia Vale do Rio Doce S.A.
2006 Advised in the merger of Submarino and Americanas.com Submarino S.A.
2006 Advised Bunge in the sale of Bunge Fertilizantes to Fosfertil Bunge Brasil SA
2007 Advised MMX and Centennial Asset in the sale of 50% of the capital stock of MMX Minas-Rio to Anglo American MMX Mineração e Metálicos S.A.
2007 Advised in the sale of Grupo Dedini Agro to Abengoa Bioenergy Grupo Dedini Agro
2007 Advised in the sale of Magnesita to GP Investimentos Magnesita S.A.
Date Transaction Company

CONFIDENTIAL
Credit Suisse Credentials (Cont.)
Business experience of the professionals responsible for this Valuation Report:
Mr. José Olympio Pereira is responsible for the investment banking department of Credit Suisse Brasil.
From February 2001 to May 2004, Mr. José Olympio worked for Citigroup Global Markets where he was co-responsible for the investment banking department for Latin America and responsible for the investment banking department in Brazil. From February 1998 to December 2000,  Mr. Olympio was responsible for the Donaldson, Lufkin & Jenrette office in Brazil.  He also worked for Banco de
Investimentos Garantia S.A for 13 years, where he held several positions, including head of the corporate finance department. During his professional career, Mr. Olympio was responsible for several mergers and acquisitions, and equity and bond public offerings in the
Brazilian and international capital markets.
Mr. Olympio holds a bachelor’s in civil engineering from Pontifícia Universidade Católica do Rio de Janeiro and holds a master’s degree in business administration from Harvard Business School.
José Olympio Pereira
Executive Officer, Director of Investment Banking in Brazil
Mr. Marco Gonçalves is responsible for mergers and acquisitions of the investment banking department of Credit Suisse Brasil.
Before working for CS, Mr. Marco Gonçalves worked for ABN Amro Bank, Deustche Bank and BNP Paribas in Brazil and in New York.
Mr. Gonçalves has more than 10 years of experience in investment banking and has acted as advisor in several merger and acquisition transactions in different industries.
Mr. Gonçalves holds a bachelor’s degree in mechanical engineering from Universidade Federal de Santa Catarina and a specialization degree in finance from New York University.
Marco Gonçalves
Mergers and Acquisition, Investment Bank

CONFIDENTIAL
Credit Suisse Credentials (Cont.)
Business experience of the professionals responsible for this Valuation Report :
Claudio Sassaki
Vice President, Investment Bank
Mr. Eduardo Bontempo is part of the investment banking team of Credit Suisse in Brazil.
Before joining CS in May 2006,  Mr. Bontempo worked in the corporate finance department of Rio Bravo Investimentos. During his professional career, Mr. Bontempo worked in several mergers and acquisition transactions and capital markets transactions.
Mr. Bontempo holds a bachelor’s degree in business administration from Fundação Getulio Vargas in São Paulo.
Eduardo Bontempo
Analyst, Investment Bank
Mr. Claudio Sassaki is part of the investment banking team of Credit Suisse in Brazil.
Before working for CS, Mr. Sassaki worked for Sagent Advisors and Citigroup Global Markets in New York.  During his professional career,
Mr. Sassaki worked in several merger and acquisition transactions and capital markets transactions.
Mr. Sassaki holds a bachelor’s degree in architecture from Universidade de São Paulo and a master’s degree in business administration from Stanford Graduate School of Business.

CONFIDENTIAL
Additional Considerations
Pursuant to CVM Instruction No. 319/99, CS declares that:
1. It has no direct or indirect interest in the Companies or in the Transaction, and there is no other significant circumstance that can constitute a conflict of interest.
2. The controlling shareholder and the management of the Companies did not direct, limit, encumber or perform any act that compromised or could compromise the access, use or communication of information, assets, documents or work methods that are relevant to the quality of the conclusions.
3. There is no current or future conflict or pooling of interests with the controlling shareholder of Grupo Ipiranga, or its minority shareholders, or in connection with Ultrapar and its partners, or in connection with the Transaction.
This Valuation Report is the intellectual property of CS.
In preparing this Valuation Report, CS did not assume any difference between different classes of shares of the Companies.  Numerical figures shown as totals in this Valuation Report may not be an arithmetic aggregation of the figures that preceded them due to rounding adjustments.

CONFIDENTIAL 16 3. Overview of the Companies

CONFIDENTIAL 17 3.1. Overview of Ultrapar Participações S.A.

CONFIDENTIAL
Overview of Ultrapar Participações S.A.
Corporate Structure
VS: 66.0%
TS: 40.1%
Ultra S.A.
VS: 30.4%
TS: 21.1%
Others
VS: 3.6%
TS: 38.8%
Free Float
Oxiteno
Ultragaz
Ultracargo
Ultrapar Participações
VS: 100.00%
TS: 100.00%
VS: 100.00%
TS: 100.00%
VS: 100.00%
TS: 100.00%
Principal Shareholders
Companies of the Group
Note 1: VS– Voting Shares; TS – Total Shares
Note 2: Interests in the companies of the Ipiranga Group considers % purchased from controlling shareholders and % acquired by tag-along.
Overview
Ultrapar Participações S.A., or Ultrapar, has been in operation for over
70 years. It is a holding company and one of the largest corporate groups in Brazil, with operations in Mexico and Argentina. Currently,
Ultrapar has more than 9,500 employees.
In April 18, 2007, Ultrapar had three main subsidiaries: Ultragaz;
Oxiteno; and Ultracargo.
Main Subsidiaries
Ultragaz is the leading company in the distribution of liquified petroleum gas (“LPG”) in Brazil and:
supplies over 10 million homes in Brazil;
has a strong presence in the production and commercial industries, supplying over 30 thousand companies; and
recorded net sales revenue of R$2.3 billion during the nine months ended September 30, 2007.
Oxiteno is the largest producer of ethylene oxide and its byproducts in
South America, as well as a large producer of other chemicals.
It has five plants in Brazil and three in Mexico, exporting to over 40 countries; and
It recorded net sales revenue of R$1.2 billion during the nine months ended September 30, 2007.
Ultracargo is one of the largest suppliers of integrated logistics in
Brazil. It:
provides storage, distribution and transportation services of bulk products that require special handling;
provides multimodal terminals that are strategically located in the main ports and petrochemical complexes in Brazil, such as Santos
(SP), Suape (PE) and Aratu (BA), with access to rail, road and river transportation; and
recorded net sales revenue of R$170.6 million during the nine months ended September 30, 2007.
RIPI
DPPI
CBPI
VS: 82.11%
TS: 34.47%
VS: 96.62%
TS: 40.28%
VS: 8.31%
TS: 2.78%

CONFIDENTIAL 19 3.2. Overview of Refinaria Petróleo Ipiranga S.A. (RIPI)

CONFIDENTIAL
Overview of Refinaria Petróleo Ipiranga S.A.
(RIPI)
Overview
Refinaria de Petróleo Ipiranga (RIPI) is a holding company that controls some companies in the Ipiranga Group and an oil refinery.
The oil refinery processes crude oil into several petroleum products, such as gas, diesel fuel, kerosene, LPG, solvents and other byproducts.
Main Subsidiaries
Ipiranga Química (IQ):
distributes chemical products and controls IPQ; and
recorded net sales revenue of R$366.7 million and EBITDA of R$12.7 million during the nine months ended September 30, 2007.
Ipiranga Petroquímica (IPQ):
controls Copesul together with Braskem;
is a second-generation petrochemical company; and
recorded net sales revenue of R$1.5 billion and EBITDA of R$228.1 million during the nine months ended September 30, 2007.
Distribuidora de Produtos de Petroleo Ipiranga (DPPI):
distributes fuel in the South of Brazil;
controls CBPI and, through this interest, DPPI holds indirect interests in IQ, IPQ and Copesul; and
recorded net sales revenue of R$2.5 billion and EBITDA of R$50.0 million during the nine months ended September 30, 2007.
Companhia Brasileira de Petróleo Ipiranga (CBPI):
is present in almost all of Brazil;
at the end of the first half of 2007, CBPI owned 2,374 gas stations in operation;
and
recorded net sales revenue of R$16.5 billion and EBITDA of R$297 million during the nine months ended September 30, 2007.
Copesul:
first-generation petrochemical company; and
recorded net sales revenue of R$5.4 billion and EBITDA of R$818.0 million during the nine months ended September 30, 2007.
Principal Shareholders
Companies of the Group
Source:
information disclosed by RIPI
(1) On behalf of and in place of Petrobras and Braskem
Note: Shares of Grupo Ipiranga consider % purchased from controlling shareholders and % acquired by tag-along.
Controlling Company
Corporate Structure
Copesul
IPQ
IQ
CBPI
DPPI
Minority Shareholders Ultrapar (1)
RIPI
VS: 29.46%
TS: 29.46%
VS: 100.00%
TS: 100.00%
VS: 41.47%
TS: 41.47%
VS: 62.88%
TS: 21.01%
VS: 58.53%
TS: 58.53%
VS: 24.81%
TS: 11.42%
VS: 15.25%
TS: 7.65%
VS: 3.38%
TS: 59.72%
VS: 96.62%
TS: 40.28%

CONFIDENTIAL 21 3.3. Overview of Distribuidora de Produtos de Petróleo Ipiranga (DPPI)

CONFIDENTIAL
Overview of Distribuidora de Produtos de
Petróleo Ipiranga (DPPI)
Overview
Distribuidora de Produtos de Petróleo Ipiranga, or DPPI, distributes fuel such as gasoline, ethanol, diesel fuel and natural gas for automobiles, in the state of Rio
Grande do Sul and in parts of the state of Santa Catarina.
DPPI also operates AM/PM, a network of convenience stores in the southern states of Rio Grande do Sul and Santa Catarina.
By the end of the first quarter of 2007, DPPI owned 925 gas stations in its area of operation.
During the nine months ended September 30, 2007, the Company distributed a total of 1.3 billion cubic meters of products.
Main Subsidiaries
Companhia Brasileira de Petróleo Ipiranga, or CBPI:
CBPI is present in almost all Brazil;
At the end of the first half of 2007, CBPI owned 2,374 gas stations in its area of operation; and
CBPI recorded net sales revenue of R$16.5 billion and EBITDA of R$297.0 million during the nine months ended September 30, 2007.
Isa-Sul Administração e Participações, or Isa-Sul:
owns 147 gas stations in DPPI’s area of operation; and
recorded net sales revenue of R$16.0 million and EBITDA of R$14.3 million during the nine months ended September 30, 2007.
Ipiranga Química, or IQ:
distributes chemical products and controls IPQ; and
recorded net sales revenue of R$366.7 million and EBITDA of R$12.7 million during the nine months ended September 30, 2007.
Ipiranga Petroquímica, or IPQ:
controls Copesul together with Braskem;
is a second generation petrochemical company; and
recorded net sales revenue of R$1.5 billion and EBITDA of R$228.1 million during the nine months ended September 30, 2007.
Copesul:
first generation petrochemical company; and
recorded net sales revenue of R$5.4 billion and EBITDA of R$818 million during the nine months ended September 30, 2007.
Corporate Structure
Principal Shareholders
Companies of the Group
Note: VS – Voting Shares, TS –Total Shares
Controlling Company
VS: 15.25%
TS: 7.65%
VS: 2.64%
TS: 57.88%
VS: 82.11%
TS: 34.47%
DPPI
Minority
Shareholders
Ultrapar (1) RIPI
CBPI Isa-Sul
IQ
Copesul
IPQ
VS: 62.88%
TS: 21.01%
VS: 100.00%
TS: 100.00%
VS: 41.47%
TS: 41.47%
VS: 100.00%
TS: 100.00%
VS: 29.46%
TS: 29.46%
Source:
Information disclosed by RIPI
(1) On behalf of and in place of Petrobras and Braskem
Note: Shares of Grupo Ipiranga consider % purchased from the controlling shareholders and % acquired by tag-along.

CONFIDENTIAL 23 3.4. Overview of Companhia Brasileira de Petróleo Ipiranga (CBPI)

CONFIDENTIAL
Overview of Companhia Brasileira de
Petróleo Ipiranga (CBPI)
Overview
Companhia Brasileira de Petróleo Ipiranga, or CBPI, distributes fuel and petroleum byproducts throughout Brazil, except for the states of Roraima and Rio Grande do
Sul.
Products offered by the company include, among others, gasoline, ethanol, natural gas for automobiles, alcohol, diesel fuel, tar and lubricating oils.
CBPI also operates AM/PM, a network of convenience stores present in the
Brazilian states mentioned above.
In the nine months ended September 30, 2007, CBPI distributed a total volume of 9.6 billion cubic meters of products.
Main Subsidiaries
Ipiranga Química, or IQ:
distributes chemical products and controls IPQ; and
recorded net sales revenue of R$366.7 million and EBITDA of R$12.7 million during the nine months ended September 30, 2007.
Ipiranga Petroquímica, or IPQ:
controls Copesul together with Braskem;
is a second-generation petrochemical company; and
recorded net sales revenue of R$1.5 billion and EBITDA of R$228.1 million during the nine months ended September 30, 2007.
Copesul:
first-generation petrochemical company; and
recorded net sales revenue of R$5.4 billion and EBITDA of R$818.0 million during the nine months ended September 30, 2007.
AM/PM Comestíveis:
network of convenience stores located in gas stations; and
recorded net sales revenue of R$16 million (1) and EBITDA of R$24.0 million during the nine months ended September 30, 2007.
Ipiranga Asfaltos, or IASA:
produces tar and tar additives and offers paving services; and
recorded net sales revenue of R$208.4 million and EBITDA of R$(2.6) million during the nine months ended September 30, 2007.
Empresa Carioca de Produtos Químicos, or EMCA:
produces special oils for use in pharmaceutical, food, cosmetics and plastic industries; and
recorded net sales revenue of R$61.2 million and EBITDA of R$2.7 million during the nine months ended September 30, 2007.
Corporate Structure
Principal Shareholders
Companies of the Group
Note: VS – Voting Shares, TS – Total Shares
Controlling Company
Minority
Shareholders
Ultrapar (1) RIPI DPPI
AM/PM IASA EMCA
CBPI
VS : 24.81%
TS : 11.42%
VS : 4.00%
TS : 64.79%
VS: 8.31%
TS: 2.78%
VS: 62.88%
TS: 21.01%
VS: 100.00%
TS: 100.00%
Copesul
IPQ
IQ
VS : 100.00%
TS : 100.00%
VS : 29.46%
TS : 29.46%
VS : 41.47%
TS : 41.47%
Source: Information disclosed by CBPI
(1) On behalf of and in place of Petrobras and Braskem.
Note:
Shares of Grupo Ipiranga consider % purchased from the controlling shareholders and % acquired by tag-along.
(1) Only includes revenue from royalties.
VS: 100.00%
TS: 100.00%
VS: 100.00%
TS: 100.00%

CONFIDENTIAL 25 4. General Premises of the Valuation

CONFIDENTIAL
Macroeconomic Premises
The macroeconomic premises set forth below are based on estimates made by the department of macroeconomic research of the Central Bank of Brazil.
From 2011 on, projected exchange rates show the maintenance of the purchasing power between the U.S. dollar and the real.
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp
FX Rate
R$ / US$ (EoP)
(1) 1.81 1.88 1.99 2.04 2.09 2.12 2.15 2.19 2.22 2.25 2.29
R$ / US$ (avg.)
(1)
1.95 1.87 1.95 2.01 2.05 2.08 2.11 2.15 2.18 2.21 2.24
Interest Rates
SELIC (EoP) (1) 11.1% 10.3% 9.6% 9.1% 8.8% 8.8% 8.8% 8.8% 8.8% 8.8% 8.8%
SELIC (avg.)
(1)
11.9% 10.6% 9.8% 9.4% 8.9% 8.9% 8.9% 8.9% 8.9% 8.9% 8.9%
Inflation
IGP - M
(1) 5.5% 4.1% 4.2% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1% 4.1%
IPCA
(1) 3.9% 4.1% 4.1% 4.1% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
US Inflation (CPI)
(2) 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5% 2.5%
Population
Brazilian Population
(3) 189.3 191.9 194.4 196.8 199.3 201.6 204.0 206.2 208.5 210.7 212.9
Growth (%) 1.4% 1.3% 1.3% 1.3% 1.2% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1%
GDP
Real Growth (%)
(1) 4.8% 4.4% 4.1% 4.2% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0% 4.0%
Source: (1) Central Bank of Brazil
(2) CS Economic Research
(3) IBGE

CONFIDENTIAL 27 5. Valuation Summary

CONFIDENTIAL 28 5.1. Consolidated Ultrapar

CONFIDENTIAL
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 143 176 217 314 353 365 370 406 429 450 395
(-) Taxes (29) (35) (43) (62) (69) (72) (75) (85) (92) (97) (80)
Effective Tax Rate (20.4%) (19.7%) (19.9%) (19.6%) (19.5%) (19.8%) (20.2%) (21.0%) (21.4%) (21.5%) (20.3%)
Operating Profit After Taxes 113 141 174 252 284 293 295 321 337 353 315
(+) Depreciation and Amortization 103 137 148 143 152 159 166 149 139 148 148
(-) Investments (328) (326) (218) (116) (119) (120) (122) (126) (129) (132) (148)
(-) Working Capital Variation (13) (52) (68) (47) (30) (19) (19) (27) (21) (22) (23)
Free Cash Flow to Firm (125) (100) 36 233 287 313 320 317 327 347 292
0 3.2% 3.7% 4.2% 4.7% 5.2%
10.7% 8.1x 8.5x 8.9x 9.3x 9.9x
10.2% 8.8x 9.2x 9.7x 10.3x 11.0x
9.7% 9.6x 10.1x 10.7x 11.4x 12.3x
9.2% 10.5x 11.1x 11.8x 12.7x 13.9x
8.7% 11.5x 12.3x 13.2x 14.4x 16.0x
Results of Discounted Cash Flow
(in millions of U.S.$)
Discounted Cash Flow
Source:
According to information disclosed by and/or discussed with Ultrapar
Total Value of the Company
(1)
Implied Multiple (EBITDA 2008)
W
A
C
C
Perpetuity Growth (U.S.$ Nominal)
(in millions of reais)
Source:
Information disclosed by and/or discussed with Ultrapar
(1) Amounts translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00.
Source:
Information disclosed by and/or discussed with Ultrapar
W
A
C
C
Perpetuity Growth (U.S.$ Nominal)
0 3.2% 3.7% 4.2% 4.7% 5.2%
10.7% 4,733 4,934 5,166 5,437 5,757
10.2% 5,121 5,363 5,645 5,978 6,379
9.7% 5,568 5,862 6,210 6,627 7,138
9.2% 6,089 6,451 6,887 7,420 8,086
8.7% 6,704 7,159 7,715 8,410 9,304

CONFIDENTIAL 30 5.1.1 Ultragaz

CONFIDENTIAL
Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Estimate of volume of bottled gas calculated based on population growth.
Estimate of volume of bulk gas calculated based on GDP growth.
Volume
Estimate of average price of bottled gas based on the current price adjusted for inflation.
Estimate of average price of bulk gas based on the current price adjusted for inflation.
Prices
Calculated based on the depreciation schedule of property, plant and equipment.
Depreciation and
Amortization
Net Revenue calculated based on volume sold and average sales price.
Net Revenue
Calculated based on current expenses and adjusted for inflation.
General and
Administrative
Expenses
Expenses calculated based on the increase of volume sold.
Selling Expenses
Source:
Information disclosed by and/or discussed with Ultrapar

CONFIDENTIAL
Principal Premises
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ultrapar.
Working Capital
Investments of R$20 per ton of gas sold to the residential market, adjusted for inflation, according to information disclosed by and/or discussed with Ultrapar.
Investments of R$100 per ton of gas sold to companies, adjusted for inflation, according to information disclosed by and/or discussed with Ultrapar.
Additional investments, according to information disclosed by and/or discussed with Ultrapar.
Projects that are not yet approved by the board of directors of Ultrapar or that are uncertain were not considered in the preparation of projections.
Capital
Expenditures
Gordon Perpetuity growth model.
Terminal Value: based on normalized cash flow for 2017. It considers a growth rate of 2.5% in actual perpetuity terms.
Terminal Value
Calculated based on different tax rates projected by Ultrapar and consistent with historical rates and with the future expectations of the company.
Taxes
Source: Information disclosed by and/or discussed with Ultrapar

CONFIDENTIAL
2,151
2,244
2,340
2,440
2,545
2,658
2,777
2,902
2,230
2,278
2,325
2,415
2,508
2,604
2,704
2,808
2,917
3,029
2,040
1,945
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Avg. Price (bottled) Avg. Price (bulk)
Principal Revenue Premises
Volume
Source: Information disclosed by and/or discussed with Ultrapar
Average Prices
Source: Information disclosed by and/or discussed with Ultrapar
(in reais per ton)
(in thousands of tons)
1,133 1,154
1,174 1,191
1,206 1,220 1,233
1,246
681
710
1,073
1,103
627
601
576
541
508
740
771
654
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Bottled (residential) Bulk (industrial and commercial)

CONFIDENTIAL
503
547
594
643
460
418
379
341
296
271
10.2%
10.4%
10.0%
10.8%
10.6%
8.4%
8.5%
9.0%
9.4%
9.7%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
3,785
4,051
4,330
4,620
4,925
5,249
5,596
5,967
3,230
3,492
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Net Revenue
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)

CONFIDENTIAL
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 133 144 156 167 178 190 203 216 231 246
(+) Current Assets 214 232 251 269 287 306 327 348 371 396
(-) Current Liabilities 81 88 95 102 109 116 124 132 140 150
Net Working Capital Variation
(Increase) / Decrease in Working Capital (6) (11) (12) (11) (12) (12) (13) (13) (14) (15)
148
130
145
155
165
127
130
142
119
143
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
112
114
120
124
130
138
146
156
135
102
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)

CONFIDENTIAL 36 5.1.2 Oxiteno

CONFIDENTIAL
Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Projected average price of specialty chemical denominated in U.S. dollars; assumes that prices in the domestic and international markets converge in the long term.
Projected average price of commodities is based on data projected by PCI and CMAI, in U.S. dollars.
Prices
Net Revenue is calculated based on volume sold and average sales price.
Net revenue
Estimated increase in production capacity of ethylene oxide forecast for 2008 and 2009.
Projected volume of specialty chemical based on Ultrapar’s growth plan to meet projected demand.
Projected volume of commodities is the result of the production capacity minus volume used for production of specialty chemical.
Volume
Calculated based on current expenses and adjusted for inflation.
General and
Administrative
Expenses
Expenses calculated based on the increase of volume sold.
Selling Expenses
Source: Information disclosed by and/or discussed with Ultrapar

CONFIDENTIAL
Principal Premises
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ultrapar.
Working Capital
Investment in maintenance of approximately R$25 per ton of installed production capacity.
Considers investments for expansion of production capacity, according to information disclosed by and/or discussed with Ultrapar.
Projects that are not yet approved by Ultrapar’s board of directors or that are uncertain were not considered in the preparation of the projections.
Capital
Expenditures
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 0.5% in actual perpetuity terms.
Terminal Value
Calculated based on different tax rates projected by Ultrapar and consistent with historical rates and with the future expectations of the company.
Taxes
Calculated based on the depreciation schedule of property, plant and equipment, considering an average amortization period of approximately 15 years.
Depreciation and
Amortization
Source: Information disclosed by and/or discussed with Ultrapar

CONFIDENTIAL
1,610
1,444
1,463 1,538
1,678
1,846 1,988
2,007
2,862
3,034
3,228 3,543
3,634
3,741
3,851
3,948
4,061
4,174
2,113
1,959
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Avg. Price (Commodities) Avg. Price (Specialty Chemicals)
150
100
70 70 70 70 70 70
816
841
147
115
805 760
707
586
465
848 855
810
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Volume (Commodities) Volume (Specialty Chemicals)
Principal Revenue Premises
Volume
Source: Information disclosed by and/or discussed with Ultrapar
Average Prices
Source: Information disclosed by and/or discussed with Ultrapar
(in reais per ton)
(in thousands of tons)

CONFIDENTIAL
518
523
515
542
527
519
450
304
226
161
15.9%
15.2%
16.8%
14.6%
14.4%
9.8%
11.3%
12.0%
15.9% 17.1%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
2,524
2,835
3,028
3,139
3,260
3,449
3,582
3,710
1,641
2,003
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Net Revenue
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)

CONFIDENTIAL
92
105
111
117
123
130
136 143
58
71
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
216
90 92 93 95
96 98 99
398
501
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ultrapar
(in millions of reais)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 380 463 583 662 709 735 761 803 832 863
(+) Current Assets 496 605 762 856 915 948 985 1,042 1,082 1,120
(-) Current Liabilities 116 141 180 195 205 213 224 238 250 258
Net Working Capital Variation
(Increase) / Decrease in Working Capital (18) (84) (119) (79) (48) (25) (26) (42) (29) (30)

CONFIDENTIAL 42 5.1.3 Ultracargo

CONFIDENTIAL
Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Projection of average price per cubic meter and per square meter based on current price adjusted for inflation.
Projection of average price per kilometer transported based on current price adjusted for inflation.
Prices
Net Revenue is calculated based on sales volume and average prices.
Net Revenue
Increase in installed capacity and storage usage rate in cubic meters, according to estimates made by Ultrapar.
Increase in installed capacity and storage usage rate in square meters, according to estimates made by Ultrapar.
Storage
Projection of transportation distance covered based on GDP growth.
Transportation
Calculated based on current expenses adjusted for inflation and the increase in revenue.
General and
Administrative
Expenses
Expenses calculated based on the increase in volume, according to information disclosed by and/or discussed with
Ultrapar.
Selling Expenses
Source: Information disclosed by and/or discussed with Ultrapar.

CONFIDENTIAL
Principal Premises
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ultrapar.
Working Capital
Investments in maintenance of approximately R$20 per ton of installed capacity in cubic meters, plus approximately
R$16 million per year adjusted for inflation.
Capital expenditures projected according to information disclosed by and/or discussed with Ultrapar.
Projects that are not yet approved by Ultrapar’s board of directors or that are uncertain were not considered in the preparation of the projections.
Capital
Expenditures
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 2.5% in actual perpetuity terms.
Terminal Value
Calculated based on different tax rates projected by Ultrapar and consistent with historical rates and with the future expectations of the company.
Taxes
Calculated based on the depreciation schedule of property, plant and equipment, considering an average amortization period of approximately 10 years.
Depreciation and
Amortization
Source: Information disclosed by and/or discussed with Ultrapar.

13,065
19,680 19,680 19,680 19,680 19,680 19,680 19,680
11,658
10,250
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
307,500
385,100
395,100
405,100
415,100
425,100 425,100 425,100
277,000
295,500
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises
Storage – Cubic Meters
Source: Information disclosed by and/or discussed with Ultrapar.
Storage – Square Meters
Source: Information disclosed by and/or discussed with Ultrapar.
(in m³)
(in m²)
CONFIDENTIAL

37,223
38,775
40,342
41,972
43,667
45,432
47,267
49,177
34,237
35,737
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises
Transportation
Source: Information disclosed by and/or discussed with Ultrapar.
(in thousands of kilometers)
CONFIDENTIAL

112
120
128
137
48
59
67
90
97
104
28.0% 28.2%
27.5%
27.3%
23.7%
22.8%
20.9%
28.3% 28.4%
27.7%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
284
331
353
376
401
427
453
481
261
231
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Net Revenues
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
(in millions of reais)
Source: Information disclosed by and/or discussed with Ultrapar.
Source: Information disclosed by and/or discussed with Ultrapar.
CONFIDENTIAL

50
53
56
59
63
62
38
42
24
40
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
97
30
31
32 33
35
36
38
73
40
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
(in millions of reais)
Depreciation and Amortization
(in millions of reais)
Variation of Net Working Capital
(in millions of reais)
Source: Information disclosed by and/or discussed with Ultrapar.
Source: Information disclosed by and/or discussed with Ultrapar.
Source: Information disclosed by and/or discussed with Ultrapar.
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 17 19 21 25 27 28 30 32 34 36
(+) Current Assets 35 40 43 51 54 58 61 65 69 74
(-) Current Liabilities 18 21 22 26 27 29 31 33 35 37
Net Working Capital Variation
(Increase) / Decrease in Working Capital (2) (1) (2) (2) (4) (2) (2) (2) (2) (2)
CONFIDENTIAL

49 5.2. Companhia Brasileira de Petróleo Ipiranga (CBPI) CONFIDENTIAL

Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Population estimated based on a study of Instituto Brasileiro de Geografia e Estatística, or IBGE.
Population
Number of vehicles estimated based on regression analysis of historical data between the number of vehicles and GDP per capita, according to information disclosed by and/or discussed with Ipiranga.
No. of Vehicles
Volume of gasoline and ethanol estimated based on the number of vehicles resulting from the regression analysis and estimate of consumption per vehicle, according to information disclosed by and/or discussed with Ipiranga.
Volume of diesel fuel estimated based on regression analysis of historical data between number of vehicles and GDP.
Volume
Contribution margin by product estimated based on historical margins of the company.
Maintenance of the compound margin of gasoline and ethanol in actual terms, according to information disclosed by and/or discussed with Ipiranga.
Other products consider the constant margin in actual terms, according to information disclosed by and/or discussed with Ipiranga.
Contribution
Margin by Product
Straight-line gain of 200bps of market share during 5 years starting in 2008, according to information disclosed by and/or discussed with Ipiranga.
Market Share
Net Revenue increase is driven by market growth, increase in market share and contribution margin by product.
Net Revenue
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

CONFIDENTIAL
Principal Premises
Calculated based on tax rates projected by CBPI and consistent with historical rates and with the future expectations of the company.
Income Tax and
Social
Contribution
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ipiranga.
Working Capital
Investment of R$14.8 per m  for the years in which the company maintains its market share and of R$18.0 per m  in th
e years in which there is an increase in market share, according to information disclosed by and/or discussed with
Ipiranga.
Capital
Expenditures
Discount rate calculated based on: (i) unleveraged beta of comparable companies; (ii) optimum capital structure based on comparable companies in the industry and discussions held with Ipiranga’s management; (iii) country risk; and (iv)
estimated cost of debt net of income tax and social contribution benefits.
Discount Rate
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 3.0% in actual perpetuity terms.
Terminal Value
Calculated based on the depreciation schedule of property, plant and equipment, considering an average amortization period of approximately 10 years for fixed assets and of 5 years for goodwill, according to information disclosed by and/or discussed with Ipiranga.
Depreciation and
Amortization
Some fixed expenses are adjusted for inflation and some are based on volumes, according to information disclosed by and/or discussed with Ipiranga.
General and
Administrative
Expenses
Expenses calculated based on volume sold, according to information disclosed by and/or discussed with Ipiranga.
Selling Expenses
Source: Information disclosed by and/or discussed with Ipiranga.
3
3

2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 164 194 200 212 228 247 275 313 378 437 404
(-) Taxes (43) (51) (52) (56) (60) (65) (72) (82) (99) (115) (106)
Effective Tax Rate (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%) (26.2%)
Operating Profit After Taxes 121 143 147 156 168 182 203 231 279 322 298
(+) Depreciation and Amortization 43 60 79 101 125 152 173 188 179 182 199
(-) Investments (102) (140) (152) (167) (186) (207) (151) (164) (179) (194) (199)
(-) Working Capital Variation (93) (75) (87) (101) (108) (119) (105) (113) (122) (131) (136)
Free Cash Flow to Firm (31) (12) (13) (12) (1) 9 120 141 157 179 162
Results of Discounted Cash Flow
Total Value of the Company
(1)
Implied Multiple (EBITDA 2008)
W
A
C
C
Perpetuity Growth (U.S.$ Nominal)
(in millions of reais)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Amounts translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00.
Source: Information disclosed by and/or discussed with Ipiranga.
W
A
C
C
Perpetuity Growth (U.S.$ Nominal)
(in millions of U.S. dollars )
Discounted Cash Flow
Source: Information disclosed by and/or discussed with Ipiranga.
0 4.5% 5.0% 5.5% 6.0% 6.5%
12.3% 3.6x 3.8x 4.0x 4.2x 4.5x
11.8% 3.9x 4.1x 4.4x 4.7x 5.1x
11.3% 4.3x 4.6x 4.9x 5.3x 5.7x
10.8% 4.8x 5.1x 5.5x 6.0x 6.6x
10.3% 5.3x 5.7x 6.2x 6.9x 7.6x
CONFIDENTIAL
0 4.5% 5.0% 5.5% 6.0% 6.5%
12.3% 1,693 1,782 1,885 2,005 2,145
11.8% 1,857 1,964 2,088 2,234 2,408
11.3% 2,046 2,176 2,328 2,509 2,728
10.8% 2,267 2,426 2,614 2,843 3,124
10.3% 2,528 2,725 2,963 3,256 3,627

81,897
87,563
93,208
99,094
105,225
111,610
118,256
125,171
71,850
76,942
18.9% 18.9% 18.5% 18.1%
17.7%
17.3%
16.9%
19.0% 19.0% 18.9%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Market Volume CBPI's Market Share
30.4
32.5
34.5
36.7
38.9
41.2
43.6
46.2
28.5
26.4
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises
Number of Vehicles in Brazil
Source: Information disclosed by and/or discussed with Ipiranga.
Sales Volumes of Principal Products
(1)
and Market Share of CBPI
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Gasoline, Ethanol, Diesel Fuel
(in millions)
(in million of m³, except market share in %)
CONFIDENTIAL

28,307
32,385
36,831
41,807
46,259
51,122
56,431
62,223
22,061
24,881
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
0
50
100
150
200
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises (Cont.)
(R$ / m³)
Compound Gross Margin
(1)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Compound gross margin accounts for gasoline, ethanol and diesel fuel.
126
Net Revenues
Source:  Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

947
1,074
1,214
1,367
396
475
544
628
723
831
2.0%
2.1%
2.0%
1.9%
1.9%
1.9%
1.8%
2.2%
2.2%
2.0%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
1,366
1,563
1,777
2,017
2,232
2,467
2,723
3,003
1,201
1,065
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Gross Profit
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 1,100 1,240 1,411 1,614 1,835 2,083 2,305 2,548 2,813 3,103
(+) Current Assets 1,563 1,763 2,006 2,295 2,610 2,963 3,278 3,623 3,999 4,410
(-) Current Liabilities 464 523 595 681 775 880 973 1,075 1,186 1,307
(Increase) / Decrease in Working Capital (181) (141) (171) (203) (221) (248) (222) (243) (266) (290)
154
202
257
317
366
402
391
402
84
112
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
296
337
381
430
319
353
389
429
261
199
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

57 5.3. Distribuidora de Produtos de Petróleo Ipiranga (DPPI) CONFIDENTIAL

Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Population estimated based on a study by Instituto Brasileiro de Geografia e Estatística, or IBGE.
Population
Number of vehicles estimated based on regression analysis of historical data between the number of vehicles and GDP per capita, according to information disclosed by and/or discussed with Ipiranga.
No. of Vehicles
Volume of gasoline and ethanol estimated based on the number of vehicles resulting from the regression analysis and estimate of consumption per vehicle, according to information disclosed by and/or discussed with Ipiranga.
Volume of diesel fuel estimated based on regression analysis of historical data between number of vehicles and GDP.
Volume
Contribution margin per product estimated based on historical margins of the company.
Maintenance of the compound margin of gasoline and ethanol in actual terms, according to information disclosed by and/or discussed with Ipiranga.
Other products consider the constant margin in actual terms, according to information disclosed by and/or discussed with Ipiranga.
Contribution
Margin per
Product
Sustaining current market share, according to information disclosed by and/or discussed with Ipiranga.
Market Share
Net Revenue is driven by market growth, market share and contribution margin by product.
Net Revenue
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

Principal Premises
Calculated based on tax rates projected by DPPI and consistent with historical rates and future expectations of the company.
Income Tax and
Social
Contribution
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ipiranga.
Working Capital
Investment of R$15.7 per m
3
throughout projection period, according to information disclosed by and/or discussed with
Ipiranga.
Capital
Expenditures
Discount rate calculated based on: (i) unleveraged beta of comparable companies; (ii) optimum capital structure based on comparable companies in the industry and discussions held with Ipiranga’s management; (iii) country risk; and (iv)
estimated cost of debt net of income tax and social contribution benefits.
Discount Rate
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 3.0% in actual perpetuity terms for cash flow.
Terminal Value
Calculated based on the depreciation schedule of property, plant and equipment and new investments, considering an average amortization period of approximately 10 years for fixed assets and of 5 years for goodwill, according to information disclosed by and/or discussed with Ipiranga.
Depreciation and
Amortization
Some fixed expenses are indexed for inflation and some are indexed to volumes, according to information disclosed by and/or discussed with Ipiranga.
General and
Administrative
Expenses
Expenses calculated based on volumes sold, according to information disclosed by and/or discussed with Ipiranga.
Selling Expenses
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

0 4.5% 5.0% 5.5% 6.0% 6.5%
12.3% 390 407 427 450 477
11.8% 422 443 467 495 528
11.3% 460 485 514 549 591
10.8% 503 533 570 614 667
10.3% 554 592 637 694 765
Results of Discounted Cash Flow
(in millions of U.S. dollars)
Discounted Cash Flow
Source: Information disclosed by and/or discussed with Ipiranga.
Total Value of the Company
(1)
Implied Multiple (EBITDA 2008)
W
A
C
C
Perpetuity Growth (US$ Nominal)
(in millions of reais)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Amounts translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00.
Source: Information disclosed by and/or discussed with Ipiranga.
W
A
C
C
Perpetuity Growth (US$ Nominal)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 26 33 35 39 43 48 54 60 70 82 69
(-) Taxes (7) (8) (9) (10) (11) (12) (14) (15) (18) (21) (18)
Effective Tax Rate (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%) (25.4%)
Operating Profit After Taxes 19 25 26 29 32 36 40 44 52 61 51
(+) Depreciation and Amortization 8 10 12 13 15 18 20 22 21 19 21
(-) Investments (15) (17) (18) (20) (21) (23) (25) (27) (29) (32) (21)
(-) Working Capital Variation (12) (11) (15) (17) (18) (19) (21) (22) (24) (25) (17)
Free Cash Flow to Firm 1 6 5 5 9 11 14 17 20 22 35
0 4.5% 5.0% 5.5% 6.0% 6.5%
12.3% 4.7x 4.9x 5.1x 5.4x 5.7x
11.8% 5.0x 5.3x 5.6x 5.9x 6.3x
11.3% 5.5x 5.8x 6.1x 6.5x 7.0x
10.8% 6.0x 6.4x 6.8x 7.3x 8.0x
10.3% 6.6x 7.1x 7.6x 8.3x 9.1x
CONFIDENTIAL

30.5
32.5
34.6
36.7
39.0
41.3
43.7
46.2
28.5
26.4
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises
Number of Vehicles in Brazil
Source: Information disclosed by and/or discussed with Ipiranga.
Sales Volumes of Principal Products
(1)
and Market Share of DPPI
(in millions)
CONFIDENTIAL
81,897
87,563
93,208
99,094
105,225
111,610
118,256
125,171
71,850 77,052
2.3%
2.3%
2.3%
2.3%
2.3% 2.4%
2.4%
2.3% 2.3%
2.3%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Market Volume DPPI’s Market Share
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Gasoline, Ethanol, Diesel Fuel
(in millions of
m²,
except market share in %)

3,994
4,416
4,861
5,346
5,875
6,452
7,081
7,766
3,360
3,644
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
0
40
80
120
160
200
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises (Cont.)
(R$ / m³)
Compound Gross Margin
Source: Information disclosed by and/or discussed with Ipiranga.
160
Net Revenues
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

217
192
169
148
129
112
96
84
67
244
3.0%
2.9%
2.8%
3.1%
3.1%
2.0%
2.3%
2.4%
2.5%
2.7%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
235
259
285
314
345
379
416
214
197
456
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Gross Profit
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

22
27
31
36
41
46
44
39
16
19
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
34
38
42
46
51
56
61
67
31
28
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions
of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 280 304 333 368 405 446 490 538 591 649
(+) Current Assets 309 336 368 407 448 492 541 594 652 715
(-) Current Liabilities 30 32 35 39 42 46 51 56 61 66
(Increase) / Decrease in Working Capital (23) (24) (29) (35) (37) (41) (44) (48) (53) (58)
CONFIDENTIAL

65 5.4. AM/PM CONFIDENTIAL

Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Considers increase in number of stores, according to information disclosed by and/or discussed with Ipiranga.
No. of Stores
Revenue per store considering existing and new stores, according to information disclosed by and/or discussed with
Ipiranga. This premise was not independently confirmed.
Revenue per
Store
Calculated based on historical percentage of royalties, revenue from rent of owned gas stations and additional revenue from amounts paid by suppliers for the use of promotional space in the stores.
Net Revenue
Some fixed expenses indexed to inflation, and some are indexed to volume, according to information disclosed by and/or discussed with Ipiranga.
Selling Expenses
Calculated based on the depreciation schedule of property, plant and equipment and new investments, according to information disclosed by and/or discussed with Ipiranga.
Depreciation and
Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

Principal Premises
Investment in expansion and maintenance of R$45 thousand per store (new + existing), according to information disclosed by and/or discussed with Ipiranga.
Capital
Expenditures
Discount rate calculated based on: (i) unleveraged beta of comparable companies; (ii) optimum capital structure based on comparable companies in the industry and discussions held with Ipiranga’s management; (iii) country risk; and (iv)
estimated cost of debt net of income tax and social contribution benefits.
Discount Rate
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 1.0% in actual perpetuity terms for cash flow.
Terminal Value
Projection based on the maintenance of average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ipiranga.
Working Capital
Assumes taxable income will be calculated based on the presumed method until 2009 and income tax and social contribution at a rate of 34% of taxable income from then on, according to standard financial statements of the
Company, consistent with historical rates and expectations of the Company.
Income Tax and
Social
Contribution
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

Results of Discounted Cash Flow
(in millions of U.S. dollars)
Discounted Cash Flow
Source: Information disclosed by and/or discussed with Ipiranga.
Total Value of the Company
(1)
Implied Multiple (EBITDA 2008)
W
A
C
C
Perpetuity Growth (US$ Nominal)
(in millions of reais)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Amounts translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00
Source: Information disclosed by and/or discussed with Ipiranga.
W
A
C
C
Perpetuity Growth (US$ Nominal)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 15 17 18 19 20 21 21 22 23 24 24
(-) Taxes (2) (3) (3) (6) (7) (7) (7) (8) (8) (8) (8)
Effective Tax Rate (15.6%) (15.6%) (15.6%) (34.0%) (34.0%) (34.0%) (34.0%) (34.0%) (34.0%) (34.0%) (34.0%)
Operating Profit After Taxes 13 14 15 12 13 14 14 15 15 16 16
(+) Depreciation and Amortization 1 1 2 2 2 2 2 3 3 3 3
(-) Investments (2) (3) (3) (3) (3) (4) (4) (4) (4) (4) (3)
(-) Working Capital Variation 1 (0) (0) (0) (0) (0) (0) (0) (0) (0) (0)
Free Cash Flow to Firm 13 13 13 11 11 12 13 13 14 14 16
0 2.5% 3.0% 3.5% 4.0% 4.5%
12.2% 235 241 248 256 265
11.7% 249 256 264 273 284
11.2% 264 272 282 293 306
10.7% 281 291 303 316 331
10.2% 301 313 326 342 361
0 2.5% 3.0% 3.5% 4.0% 4.5%
12.2% 6.9x 7.1x 7.3x 7.6x 7.8x
11.7% 7.3x 7.6x 7.8x 8.1x 8.4x
11.2% 7.8x 8.0x 8.3x 8.7x 9.0x
10.7% 8.3x 8.6x 8.9x 9.3x 9.8x
10.2% 8.9x 9.2x 9.6x 10.1x 10.7x
CONFIDENTIAL

46
50
54
58
61
65
68
72
40
41
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Principal Revenue Premises
Number of Franchises
Source: Information disclosed by and/or discussed with Ipiranga.
Net Revenues
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL
1,269
1,339
1,389
1,429
1,459
1,489
1,519
1,549
1,189
1,099
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E

50
53
56
59
32
34
38
41
44
47
82.1%
82.1%
82.0%
81.9%
81.9% 81.7%
81.5%
82.1% 82.1%
82.0%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
43
47
50
54
57
60
63
66
39
37
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Gross Profit
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 3 4 4 4 4 4 5 5 5 5
(+) Current Assets 11 12 13 14 15 16 17 18 19 20
(-) Current Liabilities 8 8 9 10 11 12 13 14 14 15
(Increase) / Decrease in Working Capital 3 (0) (0) (0) (0) (0) (0) (0) (0) (0)
3
3
4
4
5
6
6
7
2
3
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
6
6
7
8
8
9
9
10
5
4
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
CONFIDENTIAL

72 5.5. Copesul CONFIDENTIAL

Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Does not consider increase in production capacity.
Capacity utilization of 97.7% in the years without a work stoppage and 93.0% in years with a work stoppage (2008,
2011 and 2014).
Capacity and
Volume
Price per product (ethylene, propylene, benzene, butadiene, toluene, mixed xylenes, ETBE / MTBE and gasoline), according to data estimated by CMAI, adjusted for historical prices of Copesul.
Price of ethylene and propylene calculated based on margin sharing.
Margin sharing reflects an agreement between Copesul and second-generation companies in the petrochemical complex in Triunfo, Rio Grande do Sul designed to share the margin on sales of second generation petrochemicals among first and second generation petrochemical companies.
Price
Net Revenue calculated based on price curve and volume by product sold.
Net Revenue
Some fixed expenses indexed to inflation, and some are indexed to volume, according to information disclosed by and/or discussed with Ipiranga.
Selling Expenses
Cost calculated based on naphtha's price curve, according to data estimated by CMAI and the historical consumption rate of the company, as well as other historical costs.
CMV
Calculated based on current expenses and adjusted for projected inflation.
General and
Administrative
Expenses
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

Principal Premises
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ipiranga.
Working Capital
Investment for maintenance estimated based on the company’s investment plan, according to information disclosed by and/or discussed with Ipiranga.
Does not consider investments to increase production capacity.
Capital
Expenditures
Discount rate calculated based on: (i) unleveraged beta of comparable companies; (ii) optimum capital structure based on comparable companies in the industry and discussions held with Ipiranga’s management; (iii) country risk; and (iv)
estimated cost of debt net of income tax and social contribution benefits.
Discount Rate
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 2.0% in actual perpetuity terms for cash flow.
Terminal Value
Calculated based on tax rates projected by the Company and consistent with historical rates and future expectations of the company.
Income Tax and
Social
Contribution
Calculated based on the depreciation schedule of property, plant and equipment and new investments, according to information disclosed by and/or discussed with Ipiranga.
Depreciation and
Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
CONFIDENTIAL

CONFIDENTIAL
Results of Discounted Cash Flow
(in millions of U.S.$)
Discounted Cash Flow
Source: Information disclosed by and/or discussed with Ipiranga.
Total Value of the Company
(1)
Implied Multiple (Normalized EBITDA)
W
A
C
C
Perpetuity Growth (US$ Nominal)
(in millions of reais)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Amounts translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00
Source: Information disclosed by and/or discussed with Ipiranga.
W
A
C
C
Perpetuity Growth (US$ Nominal)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 428 332 165 83 63 232 328 410 514 449 400
(-) Taxes (140) (109) (54) (27) (21) (76) (107) (134) (168) (147) (131)
Effective Tax Rate (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%) (32.8%)
Operating Profit After Taxes 288 223 111 56 42 156 220 275 346 302 269
(+) Depreciation and Amortization 118 139 139 139 140 35 39 45 50 52 57
(-) Investments (83) (90) (43) (43) (89) (43) (43) (89) (43) (43) (57)
(-) Working Capital Variation 21 76 8 8 8 (10) (11) (4) (19) (3) 6
Free Cash Flow to Firm 344 349 216 161 101 138 206 227 334 308 275
0 1.5% 2.0% 2.5% 3.0% 3.5%
11.8% 4,055 4,144 4,243 4,354 4,477
11.3% 4,267 4,370 4,485 4,614 4,759
10.8% 4,502 4,622 4,756 4,907 5,080
10.3% 4,764 4,904 5,062 5,242 5,448
9.8% 5,059 5,224 5,411 5,626 5,876
0 1.5% 2.0% 2.5% 3.0% 3.5%
11.8% 4.0x 4.0x 4.1x 4.2x 4.4x
11.3% 4.2x 4.3x 4.4x 4.5x 4.6x
10.8% 4.4x 4.5x 4.6x 4.8x 5.0x
10.3% 4.7x 4.8x 4.9x 5.1x 5.3x
9.8% 4.9x 5.1x 5.3x 5.5x 5.7x

CONFIDENTIAL
0.0
0.5
1.0
1.5
2.0
2.5
3.0
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Ethylene Propylene Benzene Butadiene Toluene Other
400
600
800
1,000
1,200
1,400
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Ethylene Propylene Benzene Butadiene Toluene Mixed Xylenes ETBE / MTBE Gasoline
Principal Revenue Premises (Cont.)
Volume
Source: Information disclosed by and/or discussed with Ipiranga.
(in US$ per ton)
Price Curve by Product
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of tons)

CONFIDENTIAL
4,344
4,256
4,083
4,132
4,304 4,297
4,697
4,907
6,031
4,326
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
4,786
4,548
4,339
4,748
5,137
5,322
5,972
6,060
7,013
5,061
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Net Revenues
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Cost of Goods Sold
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)

CONFIDENTIAL
593
774
974
1,229
1,107
1,080
876
447
416
555
15.1%
18.3%
15.4%
17.3%
12.4%
9.8%
9.6%
11.7%
20.6%
18.3%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
443
292
256
616
833
1,025
1,275
1,153
981
735
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Gross Profit
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)

CONFIDENTIAL
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital 473 332 316 299 283 304 326 334 375 383
(+) Current Assets 896 631 618 599 573 598 633 642 710 732
(-) Current Liabilities 423 299 303 299 290 295 307 308 335 350
(Increase) / Decrease in Working Capital 42 141 16 16 16 (21) (23) (8) (41) (8)
271
280
286
73
82
96
110
115
231
259
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
83
86
183
89 90
192
93 94
163
167
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)

CONFIDENTIAL 80 5.6. Ipiranga Petroquímica

CONFIDENTIAL
Principal Premises
Estimates published by the Central Bank of Brazil.
Macroeconomic
Does not consider an increase in production capacity.
Maintains volume sold and average of sales mix for 2006 and 2007.
Capacity and
Volume
Price per product (HDPE, LDPE and polypropylene) based on estimates by CMAI, adjusted for historical prices of the
Company.
Sales price in the domestic market is adjusted based on costs to import the product and a safety margin.
Price
Net Revenue calculated based on the price curve of volumes sold by product.
Net Revenue
Cost calculated based on the price curve of ethylene and propylene, according to estimates by CMAI and the historical consumption rate of the Company, as well as other historical costs.
CMV
Some fixed expenses are indexed to inflation, and some are indexed to volume, according to information disclosed by and/or discussed with Ipiranga.
Selling Expenses
Calculated based on current expenses adjusted for inflation.
General and
Administrative
Expenses
Source: according to information disclosed by and/or discussed with Ipiranga.

CONFIDENTIAL
Principal Premises
Projection based on the maintenance of the average maturity of current assets and liabilities as of September 30, 2007, according to information disclosed by and/or discussed with Ipiranga.
Working Capital
Investments for maintenance estimated according to information disclosed by and/or discussed with Ipiranga.
Does not consider investments to increase production capacity.
Capital
Expenditures
Discount rate calculated based on: (i) unleveraged beta of comparable companies; (ii) optimum capital structure based on comparable companies in the industry and discussions held with Ipiranga’s management; (iii) country risk; and (iv)
estimated cost of debt net of income tax and social contribution benefits.
Discount Rate
Gordon Perpetuity growth model.
Terminal value: based on normalized cash flow for 2017. It considers a growth rate of 0% in actual perpetuity terms for cash flow.
Terminal Value
Calculated based on tax rates projected by the Company and consistent with historical rates and future expectations of the Company.
Income Tax and
Social
Contribution
Calculated based on the depreciation schedule of property, plant and equipment and new investments, according to information disclosed by and/or discussed with Ipiranga.
Depreciation and
Amortization
Source: Information disclosed by and/or discussed with Ipiranga.

CONFIDENTIAL
Results of Discounted Cash Flow
(in millions of U.S$)
Discounted Cash Flow
Source: Information disclosed by and/or discussed with Ipiranga.
Total Value of the Company
(1)
Implied Multiple (Normalized EBITDA)
W
A
C
C
Perpetuity Growth (Nominal US$)
(in millions of reais)
Source: Information disclosed by and/or discussed with Ipiranga.
(1) Amount translated into U.S. dollars at the selling rate on September 30, 2007 of R$1.84 to U.S.$1.00.
Source: Information disclosed by and/or discussed with Ipiranga.
W
A
C
C
Perpetuity Growth (Nominal US$)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E Perp.
EBIT 143 29 66 52 49 52 97 155 159 137 91
(-) Taxes (36) (7) (17) (13) (12) (13) (24) (39) (40) (34) (23)
Effective Tax Rate (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%) (25.0%)
Operating Profit After Taxes 107 22 50 39 37 39 73 116 119 103 68
(+) Depreciation and Amortization 17 19 18 19 19 19 20 20 20 21 21
(-) Investments (6) (6) (6) (7) (7) (7) (7) (7) (7) (7) (21)
(-) Working Capital Variation (16) 24 (12) 1 1 1 (6) (8) 2 4 (1)
Free Cash Flow to Firm 103 58 50 52 50 53 80 121 134 121 67
0 1.5% 2.0% 2.5% 3.0% 3.5%
11.9% 1,152 1,173 1,196 1,222 1,251
11.4% 1,208 1,233 1,260 1,290 1,324
10.9% 1,271 1,299 1,330 1,366 1,406
10.4% 1,339 1,372 1,409 1,451 1,499
9.9% 1,416 1,455 1,498 1,548 1,606
0 1.5% 2.0% 2.5% 3.0% 3.5%
11.9% 4.6x 4.7x 4.8x 4.9x 5.0x
11.4% 4.8x 4.9x 5.0x 5.1x 5.3x
10.9% 5.1x 5.2x 5.3x 5.4x 5.6x
10.4% 5.3x 5.5x 5.6x 5.8x 6.0x
9.9% 5.6x 5.8x 6.0x 6.2x 6.4x

CONFIDENTIAL
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Polyethylene Polypropylene
617 617 617 617 617 617 617 617 617 617
500
700
900
1,100
1,300
1,500
1,700
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
High Density Polyethylene Polypropylene Low Density Polyethylene
Principal Revenue Premises
Volume
Source: Information disclosed by and/or discussed with Ipiranga.
(in US$ per ton)
Price Curve by Product
Source: Information disclosed by and/or discussed with Ipiranga.
(in thousands of tons)

CONFIDENTIAL
1,435
1,371 1,381
1,448
1,575
1,723
1,846
1,868
1,658
1,572
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
1,673
1,586 1,594
1,675
1,907
2,191
2,336
2,318
1,731
2,050
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Net Revenues
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Cost of Goods Sold
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)

CONFIDENTIAL
166
143
247
374
391
349
149
139
89
309
12.9%
17.1%
8.9%
15.1%
16.7%
15.1%
5.1%
9.9%
9.0%
8.7%
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
EBITDA EBITDA Margin
238
215 214
227
332
468
490
450
159
392
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Financial Statements
Gross Profit
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais, except EBITDA margin in %)
EBITDA and EBITDA Margin
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)

CONFIDENTIAL
36
37
39
40
42
43
45
45
34
35
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
13
13
14
14
15
15
16
17
12
12
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Balance Sheet
CAPEX
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Depreciation and Amortization
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
Variation of Net Working Capital
Source: Information disclosed by and/or discussed with Ipiranga.
(in millions of reais)
2007E 2008E 2009E 2010E 2011E 2012E 2013E 2014E 2015E 2016E
Total Working Capital (34) (79) (56) (58) (59) (61) (49) (33) (37) (47)
(+) Current Assets 594 521 494 469 472 496 556 629 672 671
(-) Current Liabilities 628 600 550 527 531 557 605 662 708 717
Net Working Capital Variation
(Increase/Decrease in Working Capital) (31) 45 (23) 1 1 2 (12) (17) 4 10

CONFIDENTIAL 88 5.7. Other Companies

CONFIDENTIAL
Valuation Summary – Other Companies
Valuation of the company based on market multiples.
Normalized EBITDA based on historical results of the Company.
4 5.6x
Refinaria de Petróleo
Ipiranga (RIPI)
Company Overview
TEV
(in millions of
reais)
TEV
EBITDA 2007
Valuation of the company based on historical multiples of comparable transactions.
Normalized EBITDA based on historical results of the Company.
139 8.2x
Ipiranga Química (IQ)
Valuation of the company based on market multiples for companies that produce chemicals and commodities.
Normalized EBITDA based on historical results of the Company.
25 7.0x
Empresa Carioca de
Produtos Químicos
(EMCA)
Valuation of the company based on historical multiples of comparable transactions.
Normalized EBITDA based on historical results of the Company.
33 6.9x
Ipiranga Asfaltos S.A.
(IASA)
Valuation of the company based on implied multiple of 2007 generated by discounted cash flow from DPPI.
Normalized EBITDA based on historical results of the Company.
146 7.7x
Isa Sul Administração
e Participação Ltda.
Source: Information disclosed by and/or discussed with Ipiranga.

90 6. Conclusions CONFIDENTIAL

CONFIDENTIAL
Conclusions
Price range per share based on
economic value (in reais per share)
-5% Mid-Point +5%
CBPI
27.65 29.11 30.57
DPPI 42.00 44.21 46.42
RIPI 50.90 53.58 56.26
Ultrapar
64.50 67.90 71.29

CONFIDENTIAL 92 Annex I. Comparable Public Company Analysis

CONFIDENTIAL
Comparable Public Company Analysis
(US$ millions, except per share info)
Price per Share Equity Net Firm FV/EBITDA P/E
Company Country as of 5-Nov-07 Value Debt Value 2006A 2007E 2008E 2006A 2007E 2008E
Commodities
Nova Chemicals Canada 35.06 2,908 1,700 4,608 7.6x 5.4x 5.7x nm 9.3x 10.8x
Basf Germany 134.36 65,901 13,351 79,252 5.7x 5.3x 5.3x 14.2x 11.5x 12.4x
Westlake US 22.45 1,467 218 1,685 4.4x 5.2x 5.4x 7.5x 10.9x 11.2x
Dow US 43.57 41,784 7,772 49,556 6.7x 7.0x 6.9x 11.2x 11.5x 11.7x
Lyondell US 47.24 11,973 6,002 17,975 8.7x 6.8x 6.9x 64.4x 16.4x 12.9x
Braskem Brazil 9.09 3,230 3,397 6,627 8.6x 4.6x 6.9x 55.7x 25.7x 19.8x
Suzano Petroquímica Brazil 5.50 1,247 751 1,998 18.8x 9.7x 8.9x 131.0x 14.2x 26.2x
Petroquímica União Brazil 8.80 882 275 1,157 7.3x NA NA 10.5x 9.9x 8.9x
Mean 8.5x 6.3x 6.6x 42.1x 13.7x 14.2x
Median 7.4x 5.4x 6.9x 14.2x 11.5x 12.0x
Max.
18.8x 9.7x 8.9x 131.0x 25.7x 26.2x
Min. 4.4x 4.6x 5.3x 7.5x 9.3x 8.9x
Specialty Chemicals
Croda England 13.32 1,814 801 2,615 15.5x 10.2x 9.0x 23.9x 16.8x 14.8x
Clariant Switzerland 12.41 2,856 1,502 4,358 6.0x 6.2x 5.8x 25.1x 12.2x 9.9x
Rhodia France 37.23 3,736 2,285 6,021 6.3x 5.3x 4.6x 23.3x 13.3x 7.0x
Lubrizol US 64.17 4,428 928 5,356 15.6x 8.6x 8.0x 41.9x 16.1x 14.8x
Huntsman US 26.14 5,774 3,616 9,390 7.6x 9.1x 8.3x 25.1x 19.1x 14.1x
Celanese US 41.60 6,209 2,920 9,129 7.4x 7.4x 7.0x 15.3x 11.5x 10.6x
Mean 9.7x 7.8x 7.1x 25.8x 14.8x 11.9x
Median 7.5x 8.0x 7.5x 24.5x 14.7x 12.3x
Max. 15.6x 10.2x 9.0x 41.9x 19.1x 14.8x
Min. 6.0x 5.3x 4.6x 15.3x 11.5x 7.0x
Refineries
Alon US 35.84 1,678 401 2,078 8.0x 5.4x 5.2x 10.7x 10.0x 9.1x
Delek US 22.95 1,177 276 1,454 8.2x 6.0x 6.8x 12.7x 8.7x 10.4x
Frontier US 45.60 4,886 (380) 4,505 7.2x 5.5x 7.5x 12.9x 10.2x 13.5x
Mean 7.8x 5.6x 6.5x 12.1x 9.6x 11.0x
Median 8.0x 5.5x 6.8x 12.7x 10.0x 10.4x
Max. 8.2x 6.0x 7.5x 12.9x 10.2x 13.5x
Min.
7.2x 5.4x 5.2x 10.7x 8.7x 9.1x
Source: Company reports and Bloomberg (market consensus)
Share prices as of 5 November 2007
Note: FV/EBITDA and P/E multiples calculated in local currency

CONFIDENTIAL 94 Annex II. Comparable Precedent Transaction Analysis

CONFIDENTIAL
6.9x
4.4x
9.3x
9.7x
6.4x
8.7x
5.4x
12.5x
9.1x
15.2x
6.7x
6.2x
7.4x
8.1x
7.6x
8.4x
5.7x
5.8x 5.8x
8.0x
9.4x
6.3x
(2)
SABIC /
DSM
MatlinPatterson
/ Huntsman
Bain /
Celanese
– Trespaphan
Business
Superior /
Sterling (Pulp
Chemicals)
LBO France /
Materis
Bain /
Brenntag
Koch /
Invista
Blackstone /
Celanese
Lyondell /
Millennium
Lion / PolyOne
(Elastomers &
Additives)
Oxy /
Vulcan
Celanese /
Acetex
Access /
Basell
Ineos /
Innovene
TPC /
Huntsman
(Butadiene)
Georgia Gulf /
Royal Group
SABIC /
Huntsman
European
Commodities
Business
Advent /
Celanese Oxo Huntsman US
Products
Koch /
Commodities
Business
National
Titanium
Dioxide Co /
Lyondell TiO2
Business
Olin /
Pioneer
Companies
Basell /
Lyondell
Comparable Precedent Transaction Analysis
Commodities
Multiples of Value / LTM EBITDA
(local currency in millions)
Note: Yellow bars show acquisitions made by financial investors. Average multiples of strategic investors were calculated considering a multiple of 6.0x for the SABIC / Huntsman transaction.
(1) Date of announcement; transaction still pending.
(2) Multiple 6.0x based on normalized LTM EBITDA.
(3) Based on combined EBITDA of €100 million (considering absence of debt of E-Oxo).
Average Multiple - Strategic:  8.5x
Average Multiple - Financial:  7.2x
Acquisition
Value: €2,075 $3,876 €200 $375 €1,100 €1,394 $4,400 €3,100 $2,300 $120 $214 $492 €4,400 $9,000 $275 $1,556 $700 $630 $761      $1,200       $93     $19,880
Date: 3-Apr 18-Jun 31-Oct 13-Nov 23-Sep 12-Nov 17-Nov 16-Dec 30-Mar 29-Jun 12-Oct 27-Oct 5-May 7-Oct 24-Feb 9-Jun 28-Sep 31-Dec (1) 15-Feb (1) 26-Feb (1) 21-Apr (1) 17Jul (1)
2002 2003 2004 2005 2006 2007
(3)
Source: Factset and Bloomberg.

9.6x
11.5x
9.0x 9.0x
16.0x
16.2x
9.2x
8.4x
10.4x
12.1x
10.0x
8.0x
10.5x
10.3x
8.8x
9.9x
11.7x
9.3x
8.9x
11.0x
8.8x
7.8x
7.0x
8.3x
10.9x
9.3x
GE Specialty
Materials/
Betz
Dearborn
DSM/
Roche
Vitamins
and F.C.
UCB/
Solutia
Additives
and Resins
Lubrizol/
Noveon
GE/
Crompton
OSI
Albemarle/
Akzo
Catalysts
Cytec/
UCB
Resins
Henkel/
Sovereign
DSM/
Avecia
NeoResins
Crompton/ Macquarie/
Great
Lakes
Dyno Nobel
BASF/
Degussa
Const.
Chem
Ashland/
Degussa
Water
Treat.
BASF/
Johnson
Polymer
BASF/
Engelhard
Linde/
BOC
Croda/
Uniqema
Kemira/
Cytec
Water
Treatment/
Acrylamide
Monsanto/
Delta
& Pine
Lonza/
Cambrex
Research
Bioproducts
& Microbial
Givaudan/
Quest
Int'l
Airgas/
Linde US
Bulk Gas
Business
Dow
Chemical/
Wolff
Walsrode
Sabic/
GE
Plastics
ICL/
Supresta
Hexion/
Huntsman
(1) Date of announcement; transaction still pending.
Average: 10.1x
2002 2003 2004 2005 2006 2007
Comparable Precedent Transaction Analysis
Chemical Specialties
Multiples of Value / LTM EBITDA
(local currency in millions)
Source: Factset and Bloomberg
CONFIDENTIAL
Acquisitions
Amount: $1,800 CHF3,500 $510 $1,840 $1,050 $625 $1,361 $575 $515 $1,800 $1,700 $2,800 $144 $470 $5,212 £9,608 $410 $240 $1,500 € 367 £1,200 $495 $585 $11,600 $352 $10,600
Date:
2/12 9/3 12/5 4/16 4/28 4/20 10/1 10/6 12/14 3/9 9/19 3/1 3/30 5/2 5/30 6/3 6/29 6/17 8/15
(1)
10/26
(1)
11/20
(1)
11/22
(1)
12/19 5/21
(1)
6/24
(1)
7/9
(1)

CONFIDENTIAL
Comparable Precedent Transaction Analysis
Distributors of Chemical Products
Multiples of Value / LTM EBITDA
(local currency in millions)
2000 2001 2007
Average: 8.2x
Source: Factset and Bloomberg
9.3x
6.1x
8.8x
8.5x
ChemCentral - Univar Ellis & Evirard - Vopak
Distribution
INT Muellor Chemical - NIB
Capital
HCI - Brenntag
$306
$228
$480
$650

CONFIDENTIAL
Comparable Precedent Transaction Analysis
Producers of Tar
Multiples of Value / LTM EBITDA
(local currency in millions)
$146
Average: 6.9x
Source: Factset and Bloomberg
1999 2000 2001 2002 2003
$422 $362 $172 $138 $648 $177 $155
5.6x
8.0x
5.7x
5.9x
7.3x
8.8x
6.3x
7.3x
Dell Contractors
and Millington
Quarry / CRH
Thompson-
McCully / CR%H
The Shelly
Company / CRH
Northern Ohio
Paving and
Dolomite Group /
CRH
Mount Hope Rock
Products / CRH
Kiewit Materials /
CSR
SE Johnson /
CRH
Better Materials
Corp. / Hanson
Building Materials

CONFIDENTIAL 99 Annex III. Share Price Evolution on the BVSP

CONFIDENTIAL
Ultrapar
Weighted Average Price of the Shares on the BVSP
Price of Ultrapar’s preferred shares (UGPA4) on the BVSP (past 12 months)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
80.0
Oct-06 Dec-06 Feb-07 Apr-07 Jun-07 Aug-07 Oct-07
0
5
10
15
20
25
30
35
40
Volume (BRL) Price (BRL)
Ultrapar PN
Max. 75.40
Min. 40.90
VWAP 59.39

CBPI PN	
Max.	31.67
Min.	17.53
VWAP	23.76

35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Price (R$)
60
50
40
30
20
10
0
Volume (R$ MM)
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Volume (BRL)
Price (BRL)

CBPI ON	
Max.	64.11
Min.	19.58
VWAP	51.28

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Price (R$)
8
7
6
5
4
3
2
1
0
Volume (R$ MM)
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Volume (BRL)
Price (BRL)

CREDIT SUISSE

CONFIDENTIAL
CBPI
Weighted Average Price of the Shares on the BVSP
Price of common and preferred shares of Companhia Brasileira de Petróleo Ipiranga (PTIP4) on
the BVSP (past 12 months – from October 31, 2006 to October 31, 2007)

RIPI PN
Max. 57.00
Min. 35.59
VWAP 45.31
60.0
50.0
40.0
30.0
20.0
10.0
0.0
Price (R$)
30
25
20
15
10
5
0
Volume (R$ MM)
Oct-06 Dec-06 Feb-07 Apr-07 Jun-07 Aug-07 Oct-07
Volume (BRL)
Price (BRL)

RIPI ON
Max. 107.00
Min. 39.80
VWAP 88.93
120.0
100.0
80.0
60.0
40.0
20.0
0.0
350
300
250
200
150
100
50
0
Volume (R$ MM)
Oct-06 Dec-06 Feb-07 Apr-07 Jun-07 Aug-07
Volume (BRL)
Price (BRL)

CREDIT SUISSE

CONFIDENTIAL
RIPI
Weighted Average Price of the Shares on the BVSP
Price of common and preferred shares of Refinaria de Petróleo Ipiranga (RIPI4) on the BVSP
(past 12 months – from October 31, 2006 to October 31, 2007)

DPPI PN
Max. 48.80
Min. 21.60
VWAP 36.59
Price (R$)
Volume (R$ MM)
60.0
50.0
40.0
30.0
20.0
10.0
0.0
9
8
7
6
5
4
3
2
1
0
Oct-06
Dec-06
Feb-07
Apr-07
Jun-07
Aug-07
Oct-07
Volume (BRL)
Price (BRL)

DPPI ON
Max. 112.88
Min. 26.59
VWAP 103.15
Price (R$)
Volume (R$ MM)
120.0
100.0
80.0
60.0
40.0
20.0
0.0
160
140
120
100
80
60
40
20
0
Nov-06
Jan-07
Mar-07
May-07
Jul-07
Sep-07
Volume (BRL)
Price (BRL)

CREDIT SUISSE

CONFIDENTIAL
DPPI
Weighted Average Price of the Shares on the BVSP
Price of common and preferred shares of Distribuidora de Produtos de Petróleo Ipiranga (DPPI4)
on the BVSP (past 12 months – from October 31, 2006 to October 31, 2007)

CONFIDENTIAL 104 Annex IV. Weighted Average Cost of Capital (WACC)

CONFIDENTIAL
Weighted Average Cost of Capital - Ultrapar
WACC calculated in nominal U.S. dollars of 9.56% to 9.80% per annum
Assumptions
Effective tax rate 20.3%
Risk free rate (1) 4.92%
Equity risk premium (2)
5.12%
Country risk (3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value
Ultrapar
(4)
Rate
Beta
(5)
(Nominal Terms)
(6)
Premium
30.0% 42.9% 0.732 1.342 0.982 11.3% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4) Source: Barra Beta.
(5)  Leveraged Beta:  (Unleveraged Beta * Leverage Rate).
(6) Cost of Equity: Rf + B * ( Rm - Rf ) + Sp.
(7) WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) ) [Kd = Cost of Debt; Ke = Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes 6.25% 6.75% 7.25% 7.75% 8.25%
Kd after taxes
4.98% 5.38% 5.78% 6.18% 6.58%
WACC 9.44% 9.56% 9.68% 9.80% 9.92%

CONFIDENTIAL
Weighted Average Cost of Capital - CBPI
WACC calculated in nominal U.S. dollars of 11.17% to 11.39% per annum
Assumptions
Effective tax rate 26.2%
Risk free rate (1)
4.92%
Equity risk premium
(2) 5.12%
Country risk
(3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value CBPI
(4)
Rate Beta
(5)
(Nominal Terms)
(6)
Premium
30.0%
42.9% 0.995 1.316 1.309 13.0% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4) Source: Barra Beta.
(5)  Leveraged Beta:  (Unleveraged Beta * Leverage Rate).
(6) Cost of Equity: Rf + B * ( Rm - Rf ) + Sp.
(7) WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) ) [Kd = Cost of Debt; Ke = Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes
8.79% 9.29% 9.79% 10.29% 10.79%
Kd after taxes 6.48% 6.85% 7.22% 7.59% 7.96%
WACC 11.06% 11.17% 11.28% 11.39% 11.50%

CONFIDENTIAL
Weighted Average Cost of Capital - DPPI
WACC calculated in nominal U.S. dollars of 11.21% to 11.43% per annum
Assumptions
Effective tax rate 25.4%
Risk free rate (1)
4.92%
Equity risk premium
(2) 5.12%
Country risk
(3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value DPPI
(4)
Rate Beta
(5)
(Nominal Terms)
(6)
Premium
30.0%
42.9% 0.995 1.320 1.313 13.0% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4) Source: Barra Beta.
(5) Leveraged Beta: (Unleveraged Beta * Leverage Rate).
(6) Cost of Equity: Rf + B * ( Rm - Rf ) + Sp.
(7) WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) ) [Kd = Cost of Debt; Ke = Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes 8.79% 9.29% 9.79% 10.29% 10.79%
Kd after taxes 6.55% 6.93% 7.30% 7.67% 8.04%
WACC 11.10% 11.21% 11.32% 11.43% 11.54%

CONFIDENTIAL
Weighted Average Cost of Capital – AM/PM
WACC calculated in nominal U.S. dollars of 10.84% to 11.04% per annum
Assumptions
Effective tax rate 34.0%
Risk free rate (1)
4.92%
Equity risk premium
(2) 5.12%
Country risk
(3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value AM/PM
(4)
Rate Beta
(5)
(Nominal Terms)
(6)
Premium
30.0%
42.9% 0.995 1.283 1.276 12.9% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4)  Source: Barra Beta.
(5)  Leveraged Beta:  (Unleveraged Beta * Leverage Rate).
(6)  Cost of Equity:  Rf +  B * ( Rm - Rf ) + Sp.
(7)  WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) )  [Kd = Cost of Debt; Ke =  Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes
8.79% 9.29% 9.79% 10.29% 10.79%
Kd after taxes 5.80% 6.13% 6.46% 6.79% 7.12%
WACC 10.74% 10.84% 10.94% 11.04% 11.13%

CONFIDENTIAL
Weighted Average Cost of Capital - Copesul
WACC calculated in nominal U.S. dollars of 10.73% to 10.83% per annum
Assumptions
Effective tax rate 32.8%
Risk free rate
(1) 4.92%
Equity risk premium (2) 5.12%
Country risk
(3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value Copesul
(4)
Rate Beta
(5)
(Nominal Terms)
(6)
Premium
15.0% 17.6% 0.924 1.119 1.034 11.6% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4) Source: Barra Beta.
(5)  Leveraged Beta:  (Unleveraged Beta * Leverage Rate).
(6) Cost of Equity: Rf + B * ( Rm - Rf ) + Sp.
(7) WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) ) [Kd = Cost of Debt; Ke = Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes
8.00% 8.50% 9.00% 9.50% 10.00%
Kd after taxes 5.38% 5.72% 6.05% 6.39% 6.72%
WACC 10.68% 10.73% 10.78% 10.83% 10.88%

CONFIDENTIAL
Weighted Average Cost of Capital - IPQ
WACC calculated in nominal U.S. dollars of 10.88% to 11.00% per annum
Assumptions
Effective tax rate 25.0%
Risk free rate
(1) 4.92%
Equity risk premium (2) 5.12%
Country risk
(3)
1.40%
Capital Structure
Net Debt / Net Debt / Unleveraged Beta Leverage Leveraged Cost of Equity Equity Risk
Total Capital Equity Value IPQ
(4)
Rate Beta
(5)
(Nominal Terms)
(6)
Premium
15.0% 17.6% 0.924 1.132 1.047 11.7% 5.12%
(2)  Source: Ibbotson.
(3)  Projected market risk premium. Source: Credit Suisse.
(4) Source: Barra Beta.
(5)  Leveraged Beta:  (Unleveraged Beta * Leverage Rate).
(6) Cost of Equity: Rf + B * ( Rm - Rf ) + Sp.
(7) WACC: (Kd * (1 - taxes) * (D / (D + E) ) ) + (Ke * (E / (D + E) ) [Kd = Cost of Debt; Ke = Cost of Equity].
(1)  US Treasury Bond of 30 years. Average of last 3 months ended in 11/01/07. Source: Bloomberg
WACC Calculation
Kd before taxes 8.00% 8.50% 9.00% 9.50% 10.00%
Kd after taxes 6.00% 6.38% 6.75% 7.13% 7.50%
WACC 10.83% 10.88% 10.94% 11.00% 11.05%

CONFIDENTIAL 111 Annex V: Net Debt

CONFIDENTIAL
Ultrapar – Calculation of Net Debt / (Net Cash)
Ultrapar
(
in millions of reais)
Financial Debt 2,261.8
Pension Fund 0.0
Payable / Receivable Dividends 40.2
Credit with Related Parties 0.0
Debt with Related Parties (5.2)
Export Prepayment Disbursement 0.0
Provision for Contingencies 30.6
Cash and Cash Equivalents (1,277.6)
Net Debt / (Net Cash) 1,049.73

CONFIDENTIAL
Financial Debt                                                   101.1
Ipiranga - Calculation of Net Debt / (Net Cash)
Copesul IPQ IQ
(in millions of reais) (in millions of reais) (in
millions of reais)
Financial Debt 241.8 Financial Debt 616.5
Pension Fund 8.9 Pension Fund 5.9 Pension Fund                                                     2.0
Payable / Receivable Dividends 4.2 Payable / Receivable Dividends 0.0 Payable / Receivable Dividends 0.0
Credit with Related Parties 0.0 Credit with Related Parties 0.0 Credit with Related Parties 0.0
Debt with Related Parties 0.0 Debt with Related Parties 0.0 Debt with Related Parties 0.0
Export Prepayment Disbursement 17.3 Export Prepayment Disbursement 155.9 Export Prepayment Disbursement 0.0
Provision for Contingencies 32.3 Provision for Contingencies 9.1 Provision for Contingencies 0.1
Cash and Cash Equivalents (639.6) Cash and Cash Equivalents (57.7) Cash and Cash Equivalents (10.6)
(+) 29.46% Copesul's Net Debt (98.7) (+) 100.00% IPQ's Net Debt 630.9
Net Debt / (Net Cash) (335.13) Net Debt / (Net Cash) 630.94
CBPI DPPI RIPI
(in millions
of reais)
(in millions
of reais)
(in millions
of reais)
Financial Debt 599.6 Financial Debt 35.1 Financial Debt 84.7
Pension Fund 44.0 Pension Fund 30.2 Pension Fund 40.4
Payable / Receivable Dividends 0.0 Payable / Receivable Dividends 0.0 Payable / Receivable Dividends 0.3
Credit with Related Parties (4.1) Credit with Related Parties (3.3) Credit with Related Parties 0.0
Debt with Related Parties 12.2 Debt with Related Parties 8.5 Debt with Related Parties 0.0
Export Prepayment Disbursement 0.0 Export Prepayment Disbursement 0.0 Export Prepayment Disbursement 0.0
Provision for Contingencies 62.4 Provision for Contingencies 2.5 Provision for Contingencies 1.1
Cash and Cash Equivalents (182.1) Cash and Cash Equivalents (107.4) Cash and Cash Equivalents (28.6)
Controled companies (57.9) Warrants (36.8) Warrants 36.8
(+) 41.47% IQ's Net Debt 300.2 Controled companies (35.3) (+) 58.53% IQ's Net Debt 423.7
(+) 21.01% CBPI's Net Debt 162.7 (+) 11.42% CBPI's Net Debt 88.4
(+) 7.65% DPPI's Net Debt 4.3
Net Debt / (Net Cash) 774.26 Net Debt / (Net Cash) 56.13 Net Debt / (Net Cash)         651.15
Net Debt / (Net Cash) 723.84
IQ

CONFIDENTIAL 114 Annex VI. Overview of the Industries of the Analyzed Companies

229.6
74.0
48.2
20.5
20.8
18.9
6.8
231.4
74.2
48.6
23.8
21.4
20.6
6.9
237.2
74.7
48.9
26.9
22.2
21.2
7.0
241.2
75.7
49.2
30.2
23.0
21.5
7.0

1.2
1.7
5.5
5.5
8.4
1.3
1.7
5.5
5.5
8.4
1.2
1.7
5.0
5.6
8.2
1.2
1.7
5.0
5.7
8.0

CONFIDENTIAL
2002 2003 2004 2005
USA Japan Germany China Brazil Mexico Argentina
2002 2003 2004 2005
USA Germany Mexico Argentina Brazil
1,220
1,069
1,316
1,466
1,456
1,416
1,499
1,151
816
40
283
776
1,249
1
10
9
15
48
32
50
43
1
1998 1999 2000 2001 2002 2003 2004 2005 2006
Gasoline Ethanol Flex Fuel
Overview of the Brazilian Fuel Distribution
Industry
Source: Anfavea
Source: Anfavea
Source: Anfavea
(In thousands of cars)
Inhabitants per Car Car Fleet
Brazilian Car Production by Type of Fuel
(In millions of cars)
The Brazilian fuel distribution industry is expected to
grow over the next few years, primarily due to an
increase in car sales and to the low rate of cars per
inhabitant in Brazil compared to other countries.
Consumption of ethanol as a fuel is expected to increase
at a faster rate than consumption of other fuels, primarily
due to the significant increase in sales of flex fuel cars,
according to Anfavea.

23,018
23,979
24,994
26,661
29,111
32,697
29,804
31,435
33,430
35,362
34,127
35,600

CREDIT SUISSE

CONFIDENTIAL
Number of Gas Stations in Brazil
Production Distribution Retail Consumer
Overview of the Brazilian Fuel Distribution
Industry  (cont.)
Source: SINDICOM
Brazilian Market Share by Number of Gas Stations in 2006
Source: ANP
Industry Distribution and Logistics
Refineries
Petrochemical
Companies
Mills and
Distilleries
Biodiesel
Producers
Importers
Distribution
Centers
Retail Gas Stations
Retail
Transporters and
Dealers - RTR
Car Drivers
Truck Drivers
Small Consumers
Companies
Farmers
Large Consumers
Source: SINDICOM
BR, 41.2%
Shell, 15.3%
Chevron, 10.5%
Ipiranga CBPI, 19.4%
Esso, 8.0%
Repsol YPF, 1.3% FL Brasil, 0.1%
Ipiranga DPPI, 2.9%
Castrol, 0.1%
Brazilian Market Share by Distributed Volume in 2006
Source: SINDICOM
1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007
Texaco, 6.0%
AleSat, 2.5%
Shell, 5.8%
Esso, 4.4%
Ipiranga, 11.0%
Branca, 42.8%
Others, 10.90%
BR, 16.6%

Refinery
NGPUs
Crackers
Crackers
Producers of Resins / Others
Transformation of Products

CREDIT SUISSE

CONFIDENTIAL
Fertilizers, 5.60
Pesticides, 3.90
Others, 2.30
Paints, 2.10
Soap, 4.60
Pharmaceuticals, 10.90
Personal Care, 6.90
Industrial Chemicals, 45.40
Overview of the Brazilian Petrochemical
Industry
According to ABIQUIM, net sales of the Brazilian
chemical industry totaled R$ 177.7 billion in
2006, a 2.3% increase compared to 2005.
Exported volumes increased by 14.2% in 2006,
with total export sales revenue of U.S.$ 8.92
billion, a 20.8% increase compared to 2005.
The Brazilian petrochemical industry is
structured into three different generation levels,
as set forth below:
Total Sales of the Industry by Type of Product in
2006
Source: ABIQUIM
Oil
Natural Gas
Plastics
Refinement and Extraction
Ethylene
Others
Propylene
Propylene
Ethylene
PE
PVC
PP
PE
Others
Ethane
Diesel Fuel
Naphtha
Propane
Ethane
Others
Flexible Packaging
Toys
Tires
Shoes
Car Parts
3
rd
Generation 2
nd
Generation 1
st
Generation
Structure of the Petrochemical Industry
Source: Braskem (IAN 2006)
(In billions of U.S.$)

CONFIDENTIAL
Overview of the Brazilian Petrochemical
Industry (Cont.)
Copesul is a first generation petrochemical company
located in the Petrochemical Complex of Triunfo, in the
State of Rio Grande do Sul. It caters to second
generation plants in the same area.
The petrochemical industry is cyclical and sensitive to
changes in supply and demand.
Each cycle spans approximately five years and results
in a variation in sales and margins of companies in this
industry.
Naphtha (raw material) is supplied in part by Petrobras
and the rest through direct imports.
Price variations are largely due to the volatility of oil
prices.
Increase in supply is pegged to increases in the
production capacity of the plants that generally require
high levels of investments.
Location of Petrochemical Complexes
Source: ABIQUIM and Petrobras
Evolution of Ethylene Sales in Brazil
Source: ABIQUIM and Petrobras
2001 2002 2003 2004 2005
2.44
2.43
2.60
2.70
2.69
BAHIA
1.28 million tons per year
ethylene
0.73 million tons per year PE
RIO DE JANEIRO
0.52 million tons per year ethylene
0.54 million tons per year PE
SÃO PAULO
1.28 million tons per year ethylene
0.73 million tons per year PE
RIO GRANDE DO SUL
1.19 million tons per year ethylene
1.13 million tons per year PE

340
801
1,542
1,887
2,299
2,627
2,758
2,891
3,043
3,453
4,834
5,800
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007e

CREDIT SUISSE

CONFIDENTIAL
Country Gas Stations Stores Stores/Gas Stations
USA 173,698 145,119 84%
England 9,487 7,985 84%
South Africa 7,027 1,997 28%
Germany 13,858 11,224 81%
Argentina 6,540 3,054 47%
Brazil 34,127 4,834 14%
Spain 7,088 4,288 60%
Netherlands 2,603 1,533 59%
Venezuela 4,384 1,631 37%
Chile 2,922 949 32%
Global Benchmarking
Source: Sindicom
Overview of the Brazilian Convenience Store
Industry
According to SINDICOM, Brazil is expected to have 5,800 convenience stores by the end of
2007.
According to Gouvêa de Souza & MD (in partnership with SINDICOM), sales rank by product category is as follows: food services (24%); soft drinks (27%); other non-alcoholic beverages
(17%); and chocolates (12%).
In 2006, 440 million units were sold in convenient stores in Brazil, totaling R$2 billion in sales, according to the fifth edition of the Fuel and Convenience Stores Year Book of SINDICOM.
Number of Convenience Stores in Brazil
Source: Sindicom

CONFIDENTIAL
Overview of the Brazilian LPG Distribution Industry
Distributors of LPG in Brazil buy LPG primarily
from Petrobras.
LPG produced by Petrobras accounted for
approximately 87% of total demand in Brazil, in
2006.
Currently, there are 99 million gas cylinders in
circulation in Brazil.
An average of approximately 1.5 million
cylinders is delivered daily to Brazilian
consumers.
Market Share per Distributed Volume
(From January to February 2007)
LPG Sales by Distributors
Sales by Region
(From January to February 2007)
J F M A M J J A S O N D
450
470
490
510
530
550
570
590
484
2005 2006 2007
Source: ANP Source: ANP
Source: ANP
NE, 21.30%
S, 16.70%
CW, 8.10%
N, 5.60%
SE, 48.40%
Maxi-Chama, 0.21%
Others, 0.14%
Grupo Nacional,
18.36%
Amazongás, 0.65%
Consigaz, 2.23%
Servgás, 0.68%
Fogás, 1.73%
Copagaz, 7.38%
Grupo SHV, 23.34%
Liquigás, 21.51%
Grupo Ultra, 23.77%

CONFIDENTIAL

CONFIDENTIAL 121 Annex VII: Description of the Valuation Methodology

CONFIDENTIAL
Overview of the Valuation Methodologies
There are three main economic valuation methods: Discounted Cash Flow Analysis, or DCF; Comparable
Public Company Analysis; and Comparable Precedent Transaction Analysis.
Discounted Cash Flow DCF
Analysis
Comparable Public Company
Analysis
Comparable Precedent Transaction
Analysis
Methodologies:
-Unleveraged projections of cash flows
-Terminal value calculation based on
EBITDA multiple or perpetuity growth
-Cash flow and terminal value discounted by
a discount that corresponds to the
Company’s Weighted Average Cost of
Capital (“WACC”)
- Identification of listed companies that are
comparable to the business assessed
- Calculation of value as a multiple of value
drivers
- Multiples of value are applied to the
corresponding value driver of the company
being assessed
- Identification of transactions involving
companies with comparable activities
- Calculation of the implied multiples of
value in those transactions
- Multiples of value are applied to the
corresponding value driver of the
company being assessed
Advantages:
-Estimates the intrinsic value of the company
-Valuation adequat ely reflects the expected
return based on the country risk and risks
intrinsic to the type of business
-Flexibility to incorporate opportunities and
adjust extraordinary distortions
- Incorporates increases in production
capacity / future investments
- It reflects the capital market trends and the
trends in the industry being assessed
- Reflects the implied value of the
transactions being assessed
Disadvantages:
-
Subject to different views of the financial
projections
- Does not adequately reflect the differences
between the profitability potential among
companies
- Difficult to identify companies that are
totally comparable
- Analysis may be affected by
macroeconomic conditions
- It depends on the transaction strategy and
market conditions at the time
- It does not reflect the differences among
the companies’ potential returns
- Difficult to identify transactions that are
comparable
-
Limited public information available
Considerations:
-Highly sensitive to key variables, including :
debt /capital ratio; country risk; discount
rate; and EBITDA multiples or perpetuity
growth multiples used to calculate the
terminal value
- Does not incorporate the control premium
- Limited sample of truly comparable
companies
- Comparable international companies are
generally bigger, more capitalized and
have different risk perspectives
-
Limited sample of comparable companies in
the Latin American market
- Normally incorporates the control premium
- Premium paid reflects the characteristics of
each transaction

CONFIDENTIAL
A. Discounted Cash Flow (DCF) Analysis
DCF Methodology
The DCF is an economic valuation methodology based on:
Cash Flow Projections
Projections based on estimates of the company’s management
More flexibility when analyzing sensitivities
Unleveraged cash flows are calculated during the projected period and discounted by the Company’s
Weighted Average Cost of Capital (WACC).
The most important variables for the determination of the value of a company are compared to those of competitors to validate the consistency of the valuation.  Such variables depend on the type of activity of the company and generally include the primary items that are recorded as revenue and costs, operating expenses, capital and working capital investments.
Terminal Value
Terminal value includes the value of the activities of the company that are not accounted for during the period of the projected cash flow.
Two methods are used to calculate the terminal value:
– Market value: market value is applied to the most significant operational variable in the last projected year to calculate the terminal value. The operational variable most used in valuations of the industry is
EBITDA.
– Perpetuity: the terminal value of the company’s cash flow in the last year of the projected period.
Terminal value calculation based on perpetuity growth.

CONFIDENTIAL
A. Discounted Cash Flow (DCF) Analysis (Cont.)
Premises of
Management
Firm Value
Unleveraged
Cash Flow
PV of the
Unleveraged Cash Flow
PV of Terminal Value
Perpetuity of Unleveraged
Cash Flow Equity Value
- Net debt
- Net contingencies
WACC
Unleveraged Net Profit
+ Depreciation
- CAPEX
+/- Variation of Working Capital
DCF Methodology (cont.)

CONFIDENTIAL
A. Discounted Cash Flow – DCF Analysis (Cont.)
Calculating WACC.
WACC equals cost of equity (K
e
) plus cost of debt (K
d
) of the analyzed company, considering an
optimum capital structure
(1)
K
e
is derived from the Capital Asset Pricing Model, or CAPM
CAPM considers K
e
to be equal to risk-free rate plus premium for systemic risk (not diversifiable).
Premium related to systemic risk is given by Beta (ß) (that captures the correlation between return on results of the company and return on results of the market) multiplied by the premium of expected market risk.
– A. Risk Premium of the Equity Market: due to the volatility of the risk premium of the Brazilian equity market, CS uses the premium methodology of the U.S. market.
– B. Company’s Beta: includes analysis of comparable companies in the European and U.S. equity markets and their return on investment compared to the return on investment of the domestic equity market for different periods of time, adjusted for financial leverage of the respective companies.
– C. Risk Premium for the Country: risk premium for the country is estimated based on the difference between (i) yield of the Brazilian sovereign debt and (ii) U.S. bonds for 30 years.
Cost of debt (K
d
)
To calculate K
d
, CS estimates: (i) the risk of adequate credit of the analyzed company, based on the conditions in the bond market; or (ii) assumes the weighted average cost on the date in which the existing debt is analyzed.
(1) Optimum capital structure is determined by the average capital structure of other companies in the same industry and the goals established by the management of the company being analyzed.

CONFIDENTIAL
A. Discounted Cash Flow – DCF Analysis (Cont.)
Calculating WACC
WACC is cost of equity (K
e
) plus cost of debt (K
d
) of the analyzed company, considering an optimum
capital structure.
K
e
was estimated using CAPM adjusted to the risk of the country.
K
d
was estimated considering risk of credit and current situation of the debt market.
WACC
Cost of debt (C
d
) Cost of Equity (K
e
)
Risk-Free Rate
U.S.A
R
f
Beta (B)
Expected Risk
Premium of the
Equity Market
(EMRP)
Risk Premium
of the Country
(CRP)
K
d
= K
d
* (1- tax bracket)
K
e
= R
f
+ (
B
*EMRP) + CRP
WACC = D/(D + E) * K
d
+ E/(D + E) * K
e

CONFIDENTIAL
B. Comparable Public Companies Analysis
Uses market value of other public companies with similar operating and financial characteristics to value the company
Once the sample of comparable companies is selected, the implied value of the company and its shares is calculated by multiplying the operating variables of the company (ie: net profit,
EBITDA) by the respective multiples of the comparable sample.
The values of comparable companies do not include “control” premiums of the comparable companies.
The key element in the comparable companies analysis is identifying those that are more comparable and relevant.
A comparable company is one that has similar operating and financial characteristics to the company being analyzed.
Examples of operating characteristics are: industry of activity; types of products; distribution channels; markets of activity; types of clients; and operations with same seasonality and cyclicality.
Examples of financial characteristics: size; leverage; shareholder base; growth; and profit margin.
The lack of comparable companies is one of the main limitations of this method.

CONFIDENTIAL
C. Comparable Precedent Transaction Analysis
Uses implied multiples in comparable mergers and acquisitions to value a company
It is important to identify transactions that are adequately comparable and to know their economic aspects in detail.
Premiums paid reflect particularities of each transaction.
Recent transactions reflect current market trends more accurately.
It is important to analyze companies with operating and financial characteristics that are similar to those of the company being valued.
Just as is the case with Comparable Company Analysis, the lack of comparable transactions is the main limitation of this method.

CONFIDENTIAL 129 Annex VIII: Glossary

CONFIDENTIAL
Glossary
EBITDA: Earnings Before
Interest,
Taxes,
Depreciation and
Amortization,
considers operating
income before financial expenses, taxes, depreciation and amortization, for a period of time.
EBIT: Earnings Before Interest and
Taxes,
considers operating income before financial
expenses and taxes in a period of time.
CAGR: Compound Average Growth Rate
Capex: Capital Expenditures or investments in maintenance and expansion of activities.
WACC: Weighted Average Cost of Capital (discount rate).
CAPM: Capital Asset Pricing Model.
Management: management of the Company.
Market share: market share.
LTM: Last Twelve Months.
P/E: Price / Earnings.
TEV: Total Enterprise Value.